CHANGE IN CONTROL AGREEMENT


            This Change in Control Agreement ("Agreement") dated as of January 31, 1996, is entered into by and between Black
       Hills Corporation ("Company") and Roxann R. Basham, Secretary-Treasurer ("Executive").

            1.   RECITALS.

            The Board of Directors of the Company ("Board") has determined that it is in the best interests of the Company and its shareholders to encourage the Executive's full attention and dedication to the Company currently and in the event of any threatened or pending Change in Control (as defined below). Therefore, in order to accomplish these objectives, the Board has caused the Company to enter into this Agreement.

            2.   CERTAIN DEFINITIONS.

                 "CHANGE IN CONTROL" shall mean any of the following events:

                 (1) An acquisition (other than directly from the Company) of any common stock of the Company (the "Common Stock") by any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of thirty percent (30%) or more of the Common Stock of the Company; provided, however, in determining whether a Change in Control has occurred, Common Stock which is acquired in a "Non-Control Acquisition" (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A "Non-Control Acquisition" shall mean an acquisition by (i) an employee benefit plan (or a trust forming a part thereof) maintained by
                      (A) the Company or (B) any corporation or other Person of which a majority of its voting power or its voting equity securities ("Voting Securities") or equity interest is owned, directly or indirectly, by the Company (for purposes of this definition, a "Subsidiary"), (ii) the Company or its Subsidiaries, or (iii) any Person in connection with a "Non-Control Transaction" (as hereinafter defined);

                 (2) The individuals who, as of January 30, 1996 are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least two-thirds of the members of the Board; provided, however, that if the election, or nomination for election by the Company's common shareholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Plan, be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

                 (3)  Approval by shareholders of the Company of:

                      (i) A merger, consolidation or reorganization involving the Company, unless such merger, consolidation or reorganization is a "Non-Control Transaction." A "Non-Control Transaction" shall mean a merger, consolidation or reorganization of the Company where:

                            (A)  the shareholders of the Company,
                                 immediately before such merger,
                                 consolidation or reorganization, own
                                 directly or indirectly immediately
                                 following such merger, consolidation or
                                 reorganization, at least seventy
                                 percent (70%) of the combined voting
                                 power of the outstanding Voting
                                 Securities of the corporation resulting
                                 from such merger or consolidation or
                                 reorganization (the "Surviving
                                 Corporation") in substantially the same
                                 proportion as their ownership of the
                                 Voting Securities immediately before
                                 such merger, consolidation or
                                 reorganization.

                            (B)  the individuals who were members of the
                                 Incumbent Board immediately prior to
                                 the execution of the agreement
                                 providing for such merger,
                                 consolidation or reorganization
                                 constitute at least two-thirds of the
                                 members of the board of directors of
                                 the Surviving Corporation, or a
                                 corporation beneficially directly or
                                 indirectly owning a majority of the
                                 Voting Securities of the Surviving
                                 Corporation, and

                            (C)  no Person other than (i) the Company,
                                 (ii) any Subsidiary, (iii) any employee
                                 benefit plan (or any trust forming a
                                 part thereof) maintained by the
                                 Company, the Surviving Corporation, or
                                 any Subsidiary, or (iv) any Person who,
                                 immediately prior to such merger,
                                 consolidation or reorganization had
                                 Beneficial Ownership of thirty percent
                                 (30%) or more of the then outstanding
                                 Voting Securities), has Beneficial
                                 Ownership of thirty percent (30%) or
                                 more of the combined voting power of
                                 the Surviving Corporation's then
                                 outstanding Voting Securities.

                      (ii) A complete liquidation or dissolution of the Company; or

                     (iii)  An agreement for the sale or other
                            disposition of all or substantially all of the assets of the Company to any Person other than (x) a transfer to a Subsidiary or
                            (y) a sale or transfer of a Subsidiary by the Company except if such sale or transfer would be a sale or other disposition of all or substantially all of the assets of the Company.

                 (4) Notwithstanding the foregoing, (i) a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the then outstanding Common Stock as a result of the acquisition of Common Stock by the Company which, by reducing the number of shares of Common Stock then outstanding, increases the proportional number of shares Beneficially Owned by the Subject Persons, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Common Stock by the Company, and after such stock acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Common Stock which increases the percentage of the then outstanding Common Stock Beneficially Owned by the Subject Person, then a Change in Control shall occur; and (ii) a Change in Control shall not be deemed to occur unless and until all regulatory approvals required to effect a Change in Control of the Company have been obtained.

                 "EFFECTIVE DATE" shall mean the first date on which a Change in Control occurs. The Effective Date does not occur and no benefits shall be paid under this Agreement if for any reason the Executive is not an employee of the Company on the day prior to the Effective Date.

                 "EMPLOYMENT TERM" shall mean a term of employment with the Company which shall commence on the Effective Date and which shall expire on the third anniversary of the Effective Date; provided, however, that the Employment Term shall in no event extend beyond the first day of the month following the month in which the Executive attains age sixty-five (65).

                 "GOOD CAUSE" means those events or conditions described in paragraph 8(c)(i) through (vi) below.

                 "NOTICE OF TERMINATION" shall mean a notice which indicates the specific termination provision in this Agreement, if any, relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of Executive's employment under the provisions so indicated. Any purported termination by the Company or Executive shall be communicated by written notice of termination to the other.

                 "PENSION EQUALIZATION PLAN" is the Company's pension equalization plan as amended and restated effective January 27, 1995, and as amended from time to time thereafter prior to the Effetive Date.

                 "PENSION PLAN" is the Company's tax qualified defined benefit pension plan as amended and restated effective October 1, 1989, and as amended from time to time thereafter prior to the Effective Date.

                 "REMAINING TERM" shall mean that period of time measured from the Termination Date through the end of the Employment Term.

                 "TERMINATION DATE" shall mean the date subsequent to a Change in Control that the Executive's employment with the Company terminates.

                 "WELFARE BENEFITS" shall mean the Black Hills Corporation Medical and Dental Plan, the Black Hills Corporation Flexible Benefit Plan, and the Black Hills Corporation Employee Life and Long-Term Disability Plan as the plans and the terms and conditions thereof exist on the day prior to the Effective Date.



            3.   EMPLOYMENT.

            Subject to the provisions of Section 8 hereof, during the Employment Term, the Company agrees to continue to employ the Executive and the Executive agrees to remain in the employ of the Company. During the Employment Term, the Executive shall be employed as the Secretary-Treasurer of the Company or in such executive capacity as may be mutually agreed to in writing by the parties. Executive shall perform the duties, undertake the responsibilities and exercise the authority customarily performed, undertaken and exercised by persons situated in a similar executive capacity.

            During the Employment Term, excluding periods of vacation and sick leave to which Executive is entitled, Executive agrees to devote reasonable attention and time during usual business hours to the business and affairs of the Company to the extent necessary to discharge the responsibilities assigned to Executive hereunder. It is expressly understood and agreed that to the extent that any outside activities have been conducted by Executive prior to the Effective Date, the continued conduct of such activities (or the conduct of activities similar in nature and scope thereto) subsequent to the Effective Date shall not thereafter be deemed to interfere with the performance of Executive's responsibilities to the Company.

            4.   COMPENSATION.

            During the Employment Term, the Company agrees to pay or cause to be paid to Executive annual compensation at a rate at least equal to the highest rate of the Executive's annual compensation as in effect at any time within one year preceding the Effective Date, and as may be increased from time to time. Such annual compensation shall be payable in accordance with the Company's customary practices applicable to its executives. For purposes of this Agreement, "annual compensation" shall mean all compensation paid to the Executive by the Company during a calendar year, which amounts are includable in the gross income of the Executive for federal income tax purposes, including, but not limited to, overtime, bonus, commission or incentive compensation ("Annual Compensation").

            5.   EMPLOYEE WELFARE AND PENSION BENEFITS.

            During the Employment Term, the Company shall provide to the Executive the Welfare Benefits and the Pension Plan or other substantially similar employee welfare and pension benefits, but in no event on a basis less favorable in terms of benefit levels and coverage than the Welfare Benefits and the Pension Plan.

            6.   PENSION EQUALIZATION PLAN.

            During the Employment Term, the Company shall continue to provide to Executive coverage and participation under the Pension Equalization Plan or a substantially similar supplemental retirement plan, but in no event on a basis less favorable in terms of benefit levels and coverage than the Pension
       Equalization Plan.

            7.   OTHER BENEFITS.

                 (a) Fringe Benefits, Perquisites, Vacation and Sick Leave. During the Employment Term, Executive shall be entitled to all fringe benefits, perquisites, vacation and sick leave generally made available by the Company to its executives. Unless otherwise provided herein, the fringe benefits, perquisites, vacation and sick leave provided to Executive shall be on the same basis and terms as other similarly situated executives of the Company, but in no event shall be less favorable than the most favorable fringe benefits, perquisites, vacation and sick leave applicable to Executive at any time within one year preceding the Effective Date, or if more favorable, at any time thereafter.

                 (b) Expenses. Executive shall be entitled to receive prompt reimbursement of all expenses reasonably incurred by him in connection with the performance of his duties hereunder or for promoting, pursuing or otherwise furthering the business or interests of the Company.

            8.   TERMINATION.

            During the Employment Term, Executive's employment hereunder may be terminated under the following circumstances:

                 (a) Cause. The Company may terminate Executive's employment for "Cause." A termination of employment is for "Cause" if Executive (1) has been convicted of a felony or (2) intentionally engaged in conduct which is demonstrably and materially injurious to the Company, monetarily or otherwise; provided, however, that no termination of Executive's employment shall be for Cause as set forth in clause (2) above until (i) there shall have been delivered to Executive a copy of a written notice setting forth that Executive was guilty of the conduct set forth in clause (2) and specifying the particulars thereof in detail, and (ii) Executive shall have been provided an opportunity to be heard by the Board (with the assistance of Executive's counsel if Executive so desires). No act, nor failure to act, on Executive's part shall be considered "intentional" unless he has acted, or failed to act, with an absence of good faith and without a reasonable belief that his action or failure to act was in the best interest of the Company. Notwithstanding anything contained in this Agreement to the contrary, no failure to perform by Executive after a Notice of Termination is given by Executive shall constitute Cause for purposes of this Agreement.

                 (b) Disability. The Company may terminate Executive's employment after having established Executive's Disability. For purposes of this Agreement, "Disability" means a physical or mental infirmity which impairs Executive's ability to substantially perform his duties under this Agreement which continues for a period of at least one hundred eighty (180) consecutive days to be determined by a physician selected by Company and acceptable to Executive. Executive shall be entitled to the compensation and benefits provided for under this Agreement for any period during Employment Term and prior to the establishment of Executive's Disability during which Executive is unable to work due to a physical or mental infirmity. Notwithstanding anything contained in this Agreement to the contrary, until the Termination Date specified in a Notice of Termination relating to Executive's Disability, Executive shall be entitled to return to his position with the Company as set forth in this Agreement in which event no Disability of Executive will be deemed to have occurred.

                 (c) Good Reason. During the Employment Term, the Executive may terminate his employment for "Good Reason." For purposes of this Agreement, "Good Reason" shall mean the occurrence after the Effective Date of any of the events or conditions described below:

                      (i) a change in the Executive's status, title, position or responsibilities (including reporting responsibilities), which, in the Executive's reasonable judgment, represent an adverse change from his status, title, position or responsibilities as in effect prior to the Effective Date or any other action by the Company which results in a diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated, unsubstantial and inadvertent action not taken in bad faith and which is remedied by the Company promptly after receipt of notice thereof by Executive;

                      (ii)  a reduction in the Executive's Annual
                 Compensation as defined in paragraph 4 or any failure to pay the Executive any compensation or benefits to which he is entitled within seven (7) days of the date due;

                      (iii) any material breach by the Company of any
                 provision of this Agreement, including, but not limited to, the Company's failure to provide the Employee Welfare and Pension Benefits and Pension Equalization Plan as set forth in paragraphs 5 and 6 above;

                      (iv) The Company's requiring the Executive to be based outside a 50-mile radius from Rapid City, South Dakota, except for reasonably required travel on the Company's business which is not substantially greater than such travel requirements prior to the Effective Date;

                      (v) Any purported termination of the Executive's employment for Cause by the Company which does not comply with the terms of Section 8(a) above; or

                      (vi) The failure of the Company to obtain an agreement, satisfactory to the Executive, from any successor or assign of the Company to assume and agree to perform this Agreement, as contemplated in Section 12 hereof.

                 (d) Voluntary Termination. The Executive may voluntarily terminate his employment hereunder at any time.

            9.   COMPENSATION UPON TERMINATION.

            Upon termination of Executive's employment during the Employment Term, Executive shall be entitled to the following benefits:

                 (a) If Executive's employment with the Company shall be terminated (i) by the Company for Cause or Disability, or
       (ii) by reason of Executive's death, or (iii) by Executive without "Good Reason," the Company shall pay Executive all amounts earned or accrued through the Termination Date but not paid as of the Termination Date, including all Annual Compensation, reimbursement for reasonable and necessary expenses incurred by Executive on behalf of the Company during the period ending on the Termination Date, vacation pay and sick leave (collectively "Accrued Compensation").

                 (b) If the Executive's employment with the Company shall be terminated (other than by reason of death) (i) by the Company other than for Cause or Disability, or (ii) by Executive for Good Reason, Executive shall be entitled to the following:

                      (i) The Company shall pay Executive all Accrued Compensation;

                      (ii) The Company shall pay Executive as severance pay and in lieu of any further compensation for periods subsequent to the Termination Date an amount in cash equal to (w) 2.99 times (x) the Executive's average Annual Compensation for the most recent five taxable years ending prior to the Change in Control times (y) a ratio, the numerator of which shall be the number of months in the Remaining Term (a partial month being considered a full month) and the denominator of which shall be the number of months in the Employment Term times (z) a ratio, the numerator of which shall be the number of months in the Employment Term and the denominator of which shall be 36 months;

                      (iii) During the "Remaining Term," the Company
                 shall at its expense continue on behalf of Executive and his dependents and beneficiaries the Welfare Benefits or similar benefits no less favorable than the benefit levels and coverages provided in the Welfare Benefits; provided, however, that the Company's obligation with respect to the foregoing benefits shall be limited to the extent that Executive obtains any such benefits pursuant to a subsequent employer's benefit plans, in which case the Company may reduce the coverage of any benefits it is required to provide Executive hereunder so long as the aggregate coverages and benefits of the combined benefit plans is no less favorable to Executive than the Welfare Benefits;

                      (iv) Executive shall be entitled to an amount of credited service for vesting purposes under the Pension Equalization Plan equal to the period of time in the Remaining Term, and it shall be assumed for purposes of determining benefits under the Pension Equalization Plan, that Executive's employment continued during the Remaining Term at the compensation level provided for in Section 4 above. In addition, the Executive shall be entitled to a supplemental Pension Plan benefit, which shall be the excess, if any, of (x) the amount that Executive would have been entitled to receive under the Pension Plan as if (i) Executive received additional credited service under the Pension Plan for the Remaining Term and (ii) Executive's Annual Compensation as defined in Section 4 above remained in effect during the Remaining Term over (y) the amount that Executive will actually receive under the Pension Plan. This supplemental benefit shall be determined using the same factors, actuarial or otherwise, as used in determining Executive's Pension Plan benefit and shall be payable at like terms and in like manner as the Pension Plan benefit. This supplemental benefit is not payable unless and until the Executive receives Pension Plan benefits.

            10.  OFFSET.

            Executive shall not be required to mitigate the amount of any payment provided for in this Agreement by seeking other employment or otherwise, and except as provided in Section 9(b)(iii), such payments shall not be reduced whether or not Executive obtains other employment.

            11.  TAX EFFECT.

            Notwithstanding anything contained in this Agreement to the contrary, if any payment received or to be received by Executive pursuant to the terms of this Agreement or otherwise and in connection with, or arising out of, Executive's employment with the Company or a Change in Control ("Total Payments"), would not be deductible by the Company (in whole or in part) as the result of Section 280G of the Internal Revenue Code (the "Code"), the amount determined under Section 9(b)(ii) shall be reduced until no portion of the Total Payments is not nondeductible.

            For purposes of determining whether any of the Total Payments would not be deductible by the Company (1) Total Payments will be treated as "Parachute Payments" within the meaning of Section 280G(b)(2) of the Code and all Parachute Payments in excess of the base amount within the meaning of
       Section 280G(b)(3) will be treated as nondeductible unless, in the opinion of tax counsel selected by the Company's independent auditors and acceptable to Executive, such Total Payments (in whole or in part) are not Parachute Payments, or such Parachute Payments in excess of the base amount (in whole or in part) are otherwise not nondeductible and (2) the value of any noncash benefits or any deferred payment or benefit will be determined by the Company's independent auditors in accordance with Section 280G(d)(3) and (4) of the Code.

            12.  SUCCESSORS AND ASSIGNS.

            This Agreement shall be binding upon and shall inure to the benefit of the Company, its successors and assigns and the Company shall require any successor or assign to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession or assignment had taken place. The term "Company" as used herein shall include such successors and assigns. The term "successors and assigns" as used herein shall mean a corporation or other entity acquiring all or substantially all the assets and business of the Company (including this Agreement) whether by operation of law or otherwise.

            Neither this Agreement nor any right or interest hereunder shall be assignable or transferable by the Executive, his beneficiaries or legal representatives, except by will or by the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Executive's legal personal representative.

            13.  FEES AND EXPENSES.

            The Company shall pay all legal fees and related expenses (including the costs of experts, evidence and counsel) incurred by the Executive subsequent to the Effective Date as they become due as a result of the Executive seeking to obtain or enforce any right or benefit provided by this Agreement.

            14.  NOTICE.

            For the purposes of this Agreement, notices and all other communications provided for in the Agreement (including the Notice of Termination) shall be in writing and shall be deemed to have been duly given when personally delivered or sent by certified mail, return receipt requested, postage prepaid, addressed to the respective addresses last given by each party to the other. All notices and communications shall be deemed to have been received on the date of delivery thereof or on the third business day after the mailing thereof, except that notice of change of address shall be effective only upon receipt.

            15.  NONEXCLUSIVITY OF RIGHTS.

            Nothing in this Agreement shall prevent or limit Executive's continuing or future participation in any benefit, bonus, incentive or other plan or program provided by the Company or any of its subsidiaries and for which Executive may qualify, nor shall anything herein limit or reduce such rights as Executive may have under any other agreements with the Company or any of its subsidiaries. Amounts which are vested benefits or which Executive is otherwise entitled to receive under any plan or program of the Company or any of its subsidiaries shall be payable in accordance with such plan or program, except as explicitly modified by this Agreement.

            16.  MISCELLANEOUS.

            No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing and signed by Executive and the Company. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreement or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not expressly set forth in this Agreement.

            17.  GOVERNING LAW.

            This Agreement shall be governed by and construed and enforced in accordance with the laws of the state of South
       Dakota.

            20.  SEVERABILITY.

            The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

            18.  NO GUARANTEED EMPLOYMENT.

            Executive and the Company acknowledge that, except as may otherwise be provided under any other written agreement between Executive and the Company, the employment of Executive by the Company is "at will" and, prior to the Effective Date, may be terminated by either Executive or the Company at any time. Moreover, if prior to the Effective Date, Executive's employment with the Company terminates, Executive shall have no further rights under this Agreement.

            19.  ENTIRE AGREEMENT.

            This Agreement constitutes the entire agreement between the parties hereto and supersedes all prior agreements, if any, understandings and arrangements, oral or written, between the parties hereto with respect to the subject matter hereof.

            Dated the day and year first above written.

                                       BLACK HILLS CORPORATION



                                       By /c/Daniel P. Landguth
                                       Chairman, President and Chief Executive
       ATTEST:


       /c/Dale E. Clement
       Assistant Secretary

                                       By /c/Roxann R. Basham
                                       Executive

                          CHANGE IN CONTROL AGREEMENT


            This Change in Control Agreement ("Agreement") dated as of January 30, 1996, is entered into by and between Black
       Hills Corporation ("Company") and Dale E. Clement, Vice President
       - Finance ("Executive").

            1.   RECITALS.

            The Board of Directors of the Company ("Board") has determined that it is in the best interests of the Company and its shareholders to encourage the Executive's full attention and dedication to the Company currently and in the event of any threatened or pending Change in Control (as defined below). Therefore, in order to accomplish these objectives, the Board has caused the Company to enter into this Agreement.

            2.   CERTAIN DEFINITIONS.

                 "CHANGE IN CONTROL" shall mean any of the following events:

                 (1) An acquisition (other than directly from the Company) of any common stock of the Company (the "Common Stock") by any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of thirty percent (30%) or more of the Common Stock of the Company; provided, however, in determining whether a Change in Control has occurred, Common Stock which is acquired in a "Non-Control Acquisition" (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A "Non-Control Acquisition" shall mean an acquisition by (i) an employee benefit plan (or a trust forming a part thereof) maintained by
                      (A) the Company or (B) any corporation or other Person of which a majority of its voting power or its voting equity securities ("Voting Securities") or equity interest is owned, directly or indirectly, by the Company (for purposes of this definition, a "Subsidiary"), (ii) the Company or its Subsidiaries, or (iii) any Person in connection with a "Non-Control Transaction" (as hereinafter defined);

                 (2) The individuals who, as of January 30, 1996 are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least two-thirds of the members of the Board; provided, however, that if the election, or nomination for election by the Company's common shareholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Plan, be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

                 (3)  Approval by shareholders of the Company of:

                      (i) A merger, consolidation or reorganization involving the Company, unless such merger, consolidation or reorganization is a "Non-Control Transaction." A "Non-Control Transaction" shall mean a merger, consolidation or reorganization of the Company where:

                            (A)  the shareholders of the Company,
                                 immediately before such merger,
                                 consolidation or reorganization, own
                                 directly or indirectly immediately
                                 following such merger, consolidation or
                                 reorganization, at least seventy
                                 percent (70%) of the combined voting
                                 power of the outstanding Voting
                                 Securities of the corporation resulting
                                 from such merger or consolidation or
                                 reorganization (the "Surviving
                                 Corporation") in substantially the same
                                 proportion as their ownership of the
                                 Voting Securities immediately before
                                 such merger, consolidation or
                                 reorganization.

                            (B)  the individuals who were members of the
                                 Incumbent Board immediately prior to
                                 the execution of the agreement
                                 providing for such merger,
                                 consolidation or reorganization
                                 constitute at least two-thirds of the
                                 members of the board of directors of
                                 the Surviving Corporation, or a
                                 corporation beneficially directly or
                                 indirectly owning a majority of the
                                 Voting Securities of the Surviving
                                 Corporation, and

                            (C)  no Person other than (i) the Company,
                                 (ii) any Subsidiary, (iii) any employee
                                 benefit plan (or any trust forming a
                                 part thereof) maintained by the
                                 Company, the Surviving Corporation, or
                                 any Subsidiary, or (iv) any Person who,
                                 immediately prior to such merger,
                                 consolidation or reorganization had
                                 Beneficial Ownership of thirty percent
                                 (30%) or more of the then outstanding
                                 Voting Securities), has Beneficial
                                 Ownership of thirty percent (30%) or
                                 more of the combined voting power of
                                 the Surviving Corporation's then
                                 outstanding Voting Securities.

                      (ii) A complete liquidation or dissolution of the Company; or

                     (iii)  An agreement for the sale or other
                            disposition of all or substantially all of the assets of the Company to any Person other than (x) a transfer to a Subsidiary or
                            (y) a sale or transfer of a Subsidiary by the Company except if such sale or transfer would be a sale or other disposition of all or substantially all of the assets of the Company.

                 (4) Notwithstanding the foregoing, (i) a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the then outstanding Common Stock as a result of the acquisition of Common Stock by the Company which, by reducing the number of shares of Common Stock then outstanding, increases the proportional number of shares Beneficially Owned by the Subject Persons, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Common Stock by the Company, and after such stock acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Common Stock which increases the percentage of the then outstanding Common Stock Beneficially Owned by the Subject Person, then a Change in Control shall occur; and (ii) a Change in Control shall not be deemed to occur unless and until all regulatory approvals required to effect a Change in Control of the Company have been obtained.

                 "EFFECTIVE DATE" shall mean the first date on which a Change in Control occurs. The Effective Date does not occur and no benefits shall be paid under this Agreement if for any reason the Executive is not an employee of the Company on the day prior to the Effective Date.

                 "EMPLOYMENT TERM" shall mean a term of employment with the Company which shall commence on the Effective Date and which shall expire on the third anniversary of the Effective Date; provided, however, that the Employment Term shall in no event extend beyond the first day of the month following the month in which the Executive attains age sixty-five (65).

                 "GOOD CAUSE" means those events or conditions described in paragraph 8(c)(i) through (vi) below.

                 "NOTICE OF TERMINATION" shall mean a notice which indicates the specific termination provision in this Agreement, if any, relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of Executive's employment under the provisions so indicated. Any purported termination by the Company or Executive shall be communicated by written notice of termination to the other.

                 "PENSION EQUALIZATION PLAN" is the Company's pension equalization plan as amended and restated effective January 27, 1995, and as amended from time to time thereafter prior to the Effetive Date.

                 "PENSION PLAN" is the Company's tax qualified defined benefit pension plan as amended and restated effective October 1, 1989, and as amended from time to time thereafter prior to the Effective Date.

                 "REMAINING TERM" shall mean that period of time measured from the Termination Date through the end of the Employment Term.

                 "TERMINATION DATE" shall mean the date subsequent to a Change in Control that the Executive's employment with the Company terminates.

                 "WELFARE BENEFITS" shall mean the Black Hills Corporation Medical and Dental Plan, the Black Hills Corporation Flexible Benefit Plan, and the Black Hills Corporation Employee Life and Long-Term Disability Plan as the plans and the terms and conditions thereof exist on the day prior to the Effective Date.


            3.   EMPLOYMENT.

            Subject to the provisions of Section 8 hereof, during the Employment Term, the Company agrees to continue to employ the Executive and the Executive agrees to remain in the employ of the Company. During the Employment Term, the Executive shall be employed as the Vice President - Finance of the Company or in such executive capacity as may be mutually agreed to in writing by the parties. Executive shall perform the duties, undertake the responsibilities and exercise the authority customarily performed, undertaken and exercised by persons situated in a similar executive capacity.

            During the Employment Term, excluding periods of vacation and sick leave to which Executive is entitled, Executive agrees to devote reasonable attention and time during usual business hours to the business and affairs of the Company to the extent necessary to discharge the responsibilities assigned to Executive hereunder. It is expressly understood and agreed that to the extent that any outside activities have been conducted by Executive prior to the Effective Date, the continued conduct of such activities (or the conduct of activities similar in nature and scope thereto) subsequent to the Effective Date shall not thereafter be deemed to interfere with the performance of Executive's responsibilities to the Company.

            4.   COMPENSATION.

            During the Employment Term, the Company agrees to pay or cause to be paid to Executive annual compensation at a rate at least equal to the highest rate of the Executive's annual compensation as in effect at any time within one year preceding the Effective Date, and as may be increased from time to time. Such annual compensation shall be payable in accordance with the Company's customary practices applicable to its executives. For purposes of this Agreement, "annual compensation" shall mean all compensation paid to the Executive by the Company during a calendar year, which amounts are includable in the gross income of the Executive for federal income tax purposes, including, but not limited to, overtime, bonus, commission or incentive compensation ("Annual Compensation").

            5.   EMPLOYEE WELFARE AND PENSION BENEFITS.

            During the Employment Term, the Company shall provide to the Executive the Welfare Benefits and the Pension Plan or other substantially similar employee welfare and pension benefits, but in no event on a basis less favorable in terms of benefit levels and coverage than the Welfare Benefits and the Pension Plan.

            6.   PENSION EQUALIZATION PLAN.

            During the Employment Term, the Company shall continue to provide to Executive coverage and participation under the Pension Equalization Plan or a substantially similar supplemental retirement plan, but in no event on a basis less favorable in terms of benefit levels and coverage than the Pension
       Equalization Plan.

            7.   OTHER BENEFITS.

                 (a) Fringe Benefits, Perquisites, Vacation and Sick Leave. During the Employment Term, Executive shall be entitled to all fringe benefits, perquisites, vacation and sick leave generally made available by the Company to its executives. Unless otherwise provided herein, the fringe benefits, perquisites, vacation and sick leave provided to Executive shall be on the same basis and terms as other similarly situated executives of the Company, but in no event shall be less favorable than the most favorable fringe benefits, perquisites, vacation and sick leave applicable to Executive at any time within one year preceding the Effective Date, or if more favorable, at any time thereafter.

                 (b) Expenses. Executive shall be entitled to receive prompt reimbursement of all expenses reasonably incurred by him in connection with the performance of his duties hereunder or for promoting, pursuing or otherwise furthering the business or interests of the Company.

            8.   TERMINATION.

            During the Employment Term, Executive's employment hereunder may be terminated under the following circumstances:

                 (a) Cause. The Company may terminate Executive's employment for "Cause." A termination of employment is for "Cause" if Executive (1) has been convicted of a felony or (2) intentionally engaged in conduct which is demonstrably and materially injurious to the Company, monetarily or otherwise; provided, however, that no termination of Executive's employment shall be for Cause as set forth in clause (2) above until (i) there shall have been delivered to Executive a copy of a written notice setting forth that Executive was guilty of the conduct set forth in clause (2) and specifying the particulars thereof in detail, and (ii) Executive shall have been provided an opportunity to be heard by the Board (with the assistance of Executive's counsel if Executive so desires). No act, nor failure to act, on Executive's part shall be considered "intentional" unless he has acted, or failed to act, with an absence of good faith and without a reasonable belief that his action or failure to act was in the best interest of the Company. Notwithstanding anything contained in this Agreement to the contrary, no failure to perform by Executive after a Notice of Termination is given by Executive shall constitute Cause for purposes of this Agreement.

                 (b) Disability. The Company may terminate Executive's employment after having established Executive's Disability. For purposes of this Agreement, "Disability" means a physical or mental infirmity which impairs Executive's ability to substantially perform his duties under this Agreement which continues for a period of at least one hundred eighty (180) consecutive days to be determined by a physician selected by Company and acceptable to Executive. Executive shall be entitled to the compensation and benefits provided for under this Agreement for any period during Employment Term and prior to the establishment of Executive's Disability during which Executive is unable to work due to a physical or mental infirmity. Notwithstanding anything contained in this Agreement to the contrary, until the Termination Date specified in a Notice of Termination relating to Executive's Disability, Executive shall be entitled to return to his position with the Company as set forth in this Agreement in which event no Disability of Executive will be deemed to have occurred.

                 (c) Good Reason. During the Employment Term, the Executive may terminate his employment for "Good Reason." For purposes of this Agreement, "Good Reason" shall mean the occurrence after the Effective Date of any of the events or conditions described below:

                      (i) a change in the Executive's status, title, position or responsibilities (including reporting responsibilities), which, in the Executive's reasonable judgment, represent an adverse change from his status, title, position or responsibilities as in effect prior to the Effective Date or any other action by the Company which results in a diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated, unsubstantial and inadvertent action not taken in bad faith and which is remedied by the Company promptly after receipt of notice thereof by Executive;

                      (ii)  a reduction in the Executive's Annual
                 Compensation as defined in paragraph 4 or any failure to pay the Executive any compensation or benefits to which he is entitled within seven (7) days of the date due;
                      (iii) any material breach by the Company of any
                 provision of this Agreement, including, but not limited to, the Company's failure to provide the Employee Welfare and Pension Benefits and Pension Equalization Plan as set forth in paragraphs 5 and 6 above;

                      (iv) The Company's requiring the Executive to be based outside a 50-mile radius from Rapid City, South Dakota, except for reasonably required travel on the Company's business which is not substantially greater than such travel requirements prior to the Effective Date;

                      (v) Any purported termination of the Executive's employment for Cause by the Company which does not comply with the terms of Section 8(a) above; or

                     (vi) The failure of the Company to obtain an agreement, satisfactory to the Executive, from any successor or assign of the Company to assume and agree to perform this Agreement, as contemplated in Section 12 hereof.

                 (d) Voluntary Termination. The Executive may voluntarily terminate his employment hereunder at any time.

            9.   COMPENSATION UPON TERMINATION.

            Upon termination of Executive's employment during the Employment Term, Executive shall be entitled to the following benefits:

                 (a) If Executive's employment with the Company shall be terminated (i) by the Company for Cause or Disability, or
       (ii) by reason of Executive's death, or (iii) by Executive without "Good Reason," the Company shall pay Executive all amounts earned or accrued through the Termination Date but not paid as of the Termination Date, including all Annual Compensation, reimbursement for reasonable and necessary expenses incurred by Executive on behalf of the Company during the period ending on the Termination Date, vacation pay and sick leave (collectively "Accrued Compensation").


                 (b) If the Executive's employment with the Company shall be terminated (other than by reason of death) (i) by the Company other than for Cause or Disability, or (ii) by Executive for Good Reason, Executive shall be entitled to the following:

                      (i) The Company shall pay Executive all Accrued Compensation;

                      (ii) The Company shall pay Executive as severance pay and in lieu of any further compensation for periods subsequent to the Termination Date an amount in cash equal to (w) 2.99 times (x) the Executive's average Annual Compensation for the most recent five taxable years ending prior to the Change in Control times (y) a ratio, the numerator of which shall be the number of months in the Remaining Term (a partial month being considered a full month) and the denominator of which shall be the number of months in the Employment Term times (z) a ratio, the numerator of which shall be the number of months in the Employment Term and the denominator of which shall be 36 months;

                      (iii) During the "Remaining Term," the Company
                 shall at its expense continue on behalf of Executive and his dependents and beneficiaries the Welfare Benefits or similar benefits no less favorable than the benefit levels and coverages provided in the Welfare Benefits; provided, however, that the Company's obligation with respect to the foregoing benefits shall be limited to the extent that Executive obtains any such benefits pursuant to a subsequent employer's benefit plans, in which case the Company may reduce the coverage of any benefits it is required to provide Executive hereunder so long as the aggregate coverages and benefits of the combined benefit plans is no less favorable to Executive than the Welfare Benefits;

                      (iv) Executive shall be entitled to an amount of credited service for vesting purposes under the Pension Equalization Plan equal to the period of time in the Remaining Term, and it shall be assumed for purposes of determining benefits under the Pension Equalization Plan, that Executive's employment continued during the Remaining Term at the compensation level provided for in Section 4 above. In addition, the Executive shall be entitled to a supplemental Pension Plan benefit, which shall be the excess, if any, of (x) the amount that Executive would have been entitled to receive under the Pension Plan as if (i) Executive received additional credited service under the Pension Plan for the Remaining Term and (ii) Executive's Annual Compensation as defined in Section 4 above remained in effect during the Remaining Term over (y) the amount that Executive will actually receive under the Pension Plan. This supplemental benefit shall be determined using the same factors, actuarial or otherwise, as used in determining Executive's Pension Plan benefit and shall be payable at like terms and in like manner as the Pension Plan benefit. This supplemental benefit is not payable unless and until the Executive receives Pension Plan benefits.

            10.  OFFSET.

            Executive shall not be required to mitigate the amount of any payment provided for in this Agreement by seeking other employment or otherwise, and except as provided in Section 9(b)(iii), such payments shall not be reduced whether or not Executive obtains other employment.

            11.  TAX EFFECT.

            Notwithstanding anything contained in this Agreement to the contrary, if any payment received or to be received by Executive pursuant to the terms of this Agreement or otherwise and in connection with, or arising out of, Executive's employment with the Company or a Change in Control ("Total Payments"), would not be deductible by the Company (in whole or in part) as the result of Section 280G of the Internal Revenue Code (the "Code"), the amount determined under Section 9(b)(ii) shall be reduced until no portion of the Total Payments is not nondeductible.

            For purposes of determining whether any of the Total Payments would not be deductible by the Company (1) Total Payments will be treated as "Parachute Payments" within the meaning of Section 280G(b)(2) of the Code and all Parachute Payments in excess of the base amount within the meaning of
       Section 280G(b)(3) will be treated as nondeductible unless, in the opinion of tax counsel selected by the Company's independent auditors and acceptable to Executive, such Total Payments (in whole or in part) are not Parachute Payments, or such Parachute Payments in excess of the base amount (in whole or in part) are otherwise not nondeductible and (2) the value of any noncash benefits or any deferred payment or benefit will be determined by the Company's independent auditors in accordance with Section 280G(d)(3) and (4) of the Code.

            12.  SUCCESSORS AND ASSIGNS.

            This Agreement shall be binding upon and shall inure to the benefit of the Company, its successors and assigns and the Company shall require any successor or assign to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession or assignment had taken place. The term "Company" as used herein shall include such successors and assigns. The term "successors and assigns" as used herein shall mean a corporation or other entity acquiring all or substantially all the assets and business of the Company (including this Agreement) whether by operation of law or otherwise.

            Neither this Agreement nor any right or interest hereunder shall be assignable or transferable by the Executive, his beneficiaries or legal representatives, except by will or by the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Executive's legal personal representative.

            13.  FEES AND EXPENSES.

            The Company shall pay all legal fees and related expenses (including the costs of experts, evidence and counsel) incurred by the Executive subsequent to the Effective Date as they become due as a result of the Executive seeking to obtain or enforce any right or benefit provided by this Agreement.

            14.  NOTICE.

            For the purposes of this Agreement, notices and all other communications provided for in the Agreement (including the Notice of Termination) shall be in writing and shall be deemed to have been duly given when personally delivered or sent by certified mail, return receipt requested, postage prepaid, addressed to the respective addresses last given by each party to the other. All notices and communications shall be deemed to have been received on the date of delivery thereof or on the third business day after the mailing thereof, except that notice of change of address shall be effective only upon receipt.

            15.  NONEXCLUSIVITY OF RIGHTS.

            Nothing in this Agreement shall prevent or limit Executive's continuing or future participation in any benefit, bonus, incentive or other plan or program provided by the Company or any of its subsidiaries and for which Executive may qualify, nor shall anything herein limit or reduce such rights as Executive may have under any other agreements with the Company or any of its subsidiaries. Amounts which are vested benefits or which Executive is otherwise entitled to receive under any plan or program of the Company or any of its subsidiaries shall be payable in accordance with such plan or program, except as explicitly modified by this Agreement.

            16.  MISCELLANEOUS.

            No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing and signed by Executive and the Company. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreement or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not expressly set forth in this Agreement.

            17.  GOVERNING LAW.

            This Agreement shall be governed by and construed and enforced in accordance with the laws of the state of South
       Dakota.

            20.  SEVERABILITY.

            The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

            18.  NO GUARANTEED EMPLOYMENT.

            Executive and the Company acknowledge that, except as may otherwise be provided under any other written agreement between Executive and the Company, the employment of Executive by the Company is "at will" and, prior to the Effective Date, may be terminated by either Executive or the Company at any time. Moreover, if prior to the Effective Date, Executive's employment with the Company terminates, Executive shall have no further rights under this Agreement.

            19.  ENTIRE AGREEMENT.

            This Agreement constitutes the entire agreement between the parties hereto and supersedes all prior agreements, if any, understandings and arrangements, oral or written, between the parties hereto with respect to the subject matter hereof.

            Dated the day and year first above written.

                                       BLACK HILLS CORPORATION



                                       By /c/Daniel P. Landguth
                                       Chairman, President and Chief Executive

       ATTEST:


       /c/Roxann R. Basham
       Secretary and Treasurer

                                       By /c/Dale E. Clement
                                       Executive

                          CHANGE IN CONTROL AGREEMENT


            This Change in Control Agreement ("Agreement") dated as of January 30, 1996, is entered into by and between Black
       Hills Corporation ("Company") and Gary R. Fish, Controller
       ("Executive").

            1.   RECITALS.

            The Board of Directors of the Company ("Board") has determined that it is in the best interests of the Company and its shareholders to encourage the Executive's full attention and dedication to the Company currently and in the event of any threatened or pending Change in Control (as defined below). Therefore, in order to accomplish these objectives, the Board has caused the Company to enter into this Agreement.

            2.   CERTAIN DEFINITIONS.

                 "CHANGE IN CONTROL" shall mean any of the following events:

                 (1) An acquisition (other than directly from the Company) of any common stock of the Company (the "Common Stock") by any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of thirty percent (30%) or more of the Common Stock of the Company; provided, however, in determining whether a Change in Control has occurred, Common Stock which is acquired in a "Non-Control Acquisition" (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A "Non-Control Acquisition" shall mean an acquisition by (i) an employee benefit plan (or a trust forming a part thereof) maintained by
                      (A) the Company or (B) any corporation or other Person of which a majority of its voting power or its voting equity securities ("Voting Securities") or equity interest is owned, directly or indirectly, by the Company (for purposes of this definition, a "Subsidiary"), (ii) the Company or its Subsidiaries, or (iii) any Person in connection with a "Non-Control Transaction" (as hereinafter defined);

                 (2) The individuals who, as of January 30, 1996 are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least two-thirds of the members of the Board; provided, however, that if the election, or nomination for election by the Company's common shareholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Plan, be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

                 (3)  Approval by shareholders of the Company of:

                      (i) A merger, consolidation or reorganization involving the Company, unless such merger, consolidation or reorganization is a "Non-Control Transaction." A "Non-Control Transaction" shall mean a merger, consolidation or reorganization of the Company where:

                            (A)  the shareholders of the Company,
                                 immediately before such merger,
                                 consolidation or reorganization, own
                                 directly or indirectly immediately
                                 following such merger, consolidation or
                                 reorganization, at least seventy
                                 percent (70%) of the combined voting
                                 power of the outstanding Voting
                                 Securities of the corporation resulting
                                 from such merger or consolidation or
                                 reorganization (the "Surviving
                                 Corporation") in substantially the same
                                 proportion as their ownership of the
                                 Voting Securities immediately before
                                 such merger, consolidation or
                                 reorganization.

                            (B)  the individuals who were members of the
                                 Incumbent Board immediately prior to
                                 the execution of the agreement
                                 providing for such merger,
                                 consolidation or reorganization
                                 constitute at least two-thirds of the
                                 members of the board of directors of
                                 the Surviving Corporation, or a
                                 corporation beneficially directly or
                                 indirectly owning a majority of the
                                 Voting Securities of the Surviving
                                 Corporation, and

                            (C)  no Person other than (i) the Company,
                                 (ii) any Subsidiary, (iii) any employee
                                 benefit plan (or any trust forming a
                                 part thereof) maintained by the
                                 Company, the Surviving Corporation, or
                                 any Subsidiary, or (iv) any Person who,
                                 immediately prior to such merger,
                                 consolidation or reorganization had
                                 Beneficial Ownership of thirty percent
                                 (30%) or more of the then outstanding
                                 Voting Securities), has Beneficial
                                 Ownership of thirty percent (30%) or
                                 more of the combined voting power of
                                 the Surviving Corporation's then
                                 outstanding Voting Securities.

                      (ii) A complete liquidation or dissolution of the Company; or

                     (iii)  An agreement for the sale or other
                            disposition of all or substantially all of the assets of the Company to any Person other than (x) a transfer to a Subsidiary or
                            (y) a sale or transfer of a Subsidiary by the Company except if such sale or transfer would be a sale or other disposition of all or substantially all of the assets of the Company.

                 (4) Notwithstanding the foregoing, (i) a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the then outstanding Common Stock as a result of the acquisition of Common Stock by the Company which, by reducing the number of shares of Common Stock then outstanding, increases the proportional number of shares Beneficially Owned by the Subject Persons, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Common Stock by the Company, and after such stock acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Common Stock which increases the percentage of the then outstanding Common Stock Beneficially Owned by the Subject Person, then a Change in Control shall occur; and (ii) a Change in Control shall not be deemed to occur unless and until all regulatory approvals required to effect a Change in Control of the Company have been obtained.

                 "EFFECTIVE DATE" shall mean the first date on which a Change in Control occurs. The Effective Date does not occur and no benefits shall be paid under this Agreement if for any reason the Executive is not an employee of the Company on the day prior to the Effective Date.

                 "EMPLOYMENT TERM" shall mean a term of employment with the Company which shall commence on the Effective Date and which shall expire on the third anniversary of the Effective Date; provided, however, that the Employment Term shall in no event extend beyond the first day of the month following the month in which the Executive attains age sixty-five (65).

                 "GOOD CAUSE" means those events or conditions described in paragraph 8(c)(i) through (vi) below.

                 "NOTICE OF TERMINATION" shall mean a notice which indicates the specific termination provision in this Agreement, if any, relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of Executive's employment under the provisions so indicated. Any purported termination by the Company or Executive shall be communicated by written notice of termination to the other.

                 "PENSION EQUALIZATION PLAN" is the Company's pension equalization plan as amended and restated effective January 27, 1995, and as amended from time to time thereafter prior to the Effetive Date.

                 "PENSION PLAN" is the Company's tax qualified defined benefit pension plan as amended and restated effective October 1, 1989, and as amended from time to time thereafter prior to the Effective Date.

                 "REMAINING TERM" shall mean that period of time measured from the Termination Date through the end of the Employment Term.

                 "TERMINATION DATE" shall mean the date subsequent to a Change in Control that the Executive's employment with the Company terminates.

                 "WELFARE BENEFITS" shall mean the Black Hills Corporation Medical and Dental Plan, the Black Hills Corporation Flexible Benefit Plan, and the Black Hills Corporation Employee Life and Long-Term Disability Plan as the plans and the terms and conditions thereof exist on the day prior to the Effective Date.


            3.   EMPLOYMENT.

            Subject to the provisions of Section 8 hereof, during the Employment Term, the Company agrees to continue to employ the Executive and the Executive agrees to remain in the employ of the Company. During the Employment Term, the Executive shall be employed as the Controller of the Company or in such executive capacity as may be mutually agreed to in writing by the parties. Executive shall perform the duties, undertake the responsibilities and exercise the authority customarily performed, undertaken and exercised by persons situated in a similar executive capacity.

            During the Employment Term, excluding periods of vacation and sick leave to which Executive is entitled, Executive agrees to devote reasonable attention and time during usual business hours to the business and affairs of the Company to the extent necessary to discharge the responsibilities assigned to Executive hereunder. It is expressly understood and agreed that to the extent that any outside activities have been conducted by Executive prior to the Effective Date, the continued conduct of such activities (or the conduct of activities similar in nature and scope thereto) subsequent to the Effective Date shall not thereafter be deemed to interfere with the performance of Executive's responsibilities to the Company.

            4.   COMPENSATION.

            During the Employment Term, the Company agrees to pay or cause to be paid to Executive annual compensation at a rate at least equal to the highest rate of the Executive's annual compensation as in effect at any time within one year preceding the Effective Date, and as may be increased from time to time. Such annual compensation shall be payable in accordance with the Company's customary practices applicable to its executives. For purposes of this Agreement, "annual compensation" shall mean all compensation paid to the Executive by the Company during a calendar year, which amounts are includable in the gross income of the Executive for federal income tax purposes, including, but not limited to, overtime, bonus, commission or incentive compensation ("Annual Compensation").

            5.   EMPLOYEE WELFARE AND PENSION BENEFITS.

            During the Employment Term, the Company shall provide to the Executive the Welfare Benefits and the Pension Plan or other substantially similar employee welfare and pension benefits, but in no event on a basis less favorable in terms of benefit levels and coverage than the Welfare Benefits and the Pension Plan.

            6.   PENSION EQUALIZATION PLAN.

            During the Employment Term, the Company shall continue to provide to Executive coverage and participation under the Pension Equalization Plan or a substantially similar supplemental retirement plan, but in no event on a basis less favorable in terms of benefit levels and coverage than the Pension
       Equalization Plan.

          7.   OTHER BENEFITS.

                 (a) Fringe Benefits, Perquisites, Vacation and Sick Leave. During the Employment Term, Executive shall be entitled to all fringe benefits, perquisites, vacation and sick leave generally made available by the Company to its executives. Unless otherwise provided herein, the fringe benefits, perquisites, vacation and sick leave provided to Executive shall be on the same basis and terms as other similarly situated executives of the Company, but in no event shall be less favorable than the most favorable fringe benefits, perquisites, vacation and sick leave applicable to Executive at any time within one year preceding the Effective Date, or if more favorable, at any time thereafter.

               (b) Expenses. Executive shall be entitled to receive prompt reimbursement of all expenses reasonably incurred by him in connection with the performance of his duties hereunder or for promoting, pursuing or otherwise furthering the business or interests of the Company.

            8.   TERMINATION.

            During the Employment Term, Executive's employment hereunder may be terminated under the following circumstances:

                 (a) Cause. The Company may terminate Executive's employment for "Cause." A termination of employment is for "Cause" if Executive (1) has been convicted of a felony or (2) intentionally engaged in conduct which is demonstrably and materially injurious to the Company, monetarily or otherwise; provided, however, that no termination of Executive's employment shall be for Cause as set forth in clause (2) above until (i) there shall have been delivered to Executive a copy of a written notice setting forth that Executive was guilty of the conduct set forth in clause (2) and specifying the particulars thereof in detail, and (ii) Executive shall have been provided an opportunity to be heard by the Board (with the assistance of Executive's counsel if Executive so desires). No act, nor failure to act, on Executive's part shall be considered "intentional" unless he has acted, or failed to act, with an absence of good faith and without a reasonable belief that his action or failure to act was in the best interest of the Company. Notwithstanding anything contained in this Agreement to the contrary, no failure to perform by Executive after a Notice of Termination is given by Executive shall constitute Cause for purposes of this Agreement.

                 (b) Disability. The Company may terminate Executive's employment after having established Executive's Disability. For purposes of this Agreement, "Disability" means a physical or mental infirmity which impairs Executive's ability to substantially perform his duties under this Agreement which continues for a period of at least one hundred eighty (180) consecutive days to be determined by a physician selected by Company and acceptable to Executive. Executive shall be entitled to the compensation and benefits provided for under this Agreement for any period during Employment Term and prior to the establishment of Executive's Disability during which Executive is unable to work due to a physical or mental infirmity. Notwithstanding anything contained in this Agreement to the contrary, until the Termination Date specified in a Notice of Termination relating to Executive's Disability, Executive shall be entitled to return to his position with the Company as set forth in this Agreement in which event no Disability of Executive will be deemed to have occurred.

                 (c) Good Reason. During the Employment Term, the Executive may terminate his employment for "Good Reason." For purposes of this Agreement, "Good Reason" shall mean the occurrence after the Effective Date of any of the events or conditions described below:

                      (i) a change in the Executive's status, title, position or responsibilities (including reporting responsibilities), which, in the Executive's reasonable judgment, represent an adverse change from his status, title, position or responsibilities as in effect prior to the Effective Date or any other action by the Company which results in a diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated, unsubstantial and inadvertent action not taken in bad faith and which is remedied by the Company promptly after receipt of notice thereof by Executive;

                      (ii)  a reduction in the Executive's Annual
                 Compensation as defined in paragraph 4 or any failure to pay the Executive any compensation or benefits to which he is entitled within seven (7) days of the date due;

                      (iii) any material breach by the Company of any
                 provision of this Agreement, including, but not limited to, the Company's failure to provide the Employee Welfare and Pension Benefits and Pension Equalization Plan as set forth in paragraphs 5 and 6 above;

                      (iv) The Company's requiring the Executive to be based outside a 50-mile radius from Rapid City, South Dakota, except for reasonably required travel on the Company's business which is not substantially greater than such travel requirements prior to the Effective Date;

                      (v) Any purported termination of the Executive's employment for Cause by the Company which does not comply with the terms of Section 8(a) above; or

                      (vi) The failure of the Company to obtain an agreement, satisfactory to the Executive, from any successor or assign of the Company to assume and agree to perform this Agreement, as contemplated in Section 12 hereof.

                 (d) Voluntary Termination. The Executive may voluntarily terminate his employment hereunder at any time.

            9.   COMPENSATION UPON TERMINATION.
            Upon termination of Executive's employment during the Employment Term, Executive shall be entitled to the following benefits:

                 (a) If Executive's employment with the Company shall be terminated (i) by the Company for Cause or Disability, or
       (ii) by reason of Executive's death, or (iii) by Executive without "Good Reason," the Company shall pay Executive all amounts earned or accrued through the Termination Date but not paid as of the Termination Date, including all Annual Compensation, reimbursement for reasonable and necessary expenses incurred by Executive on behalf of the Company during the period ending on the Termination Date, vacation pay and sick leave (collectively "Accrued Compensation").

                 (b) If the Executive's employment with the Company shall be terminated (other than by reason of death) (i) by the Company other than for Cause or Disability, or (ii) by Executive for Good Reason, Executive shall be entitled to the following:

                      (i) The Company shall pay Executive all Accrued Compensation;

                      (ii) The Company shall pay Executive as severance pay and in lieu of any further compensation for periods subsequent to the Termination Date an amount in cash equal to (w) 2.99 times (x) the Executive's average Annual Compensation for the most recent five taxable years ending prior to the Change in Control times (y) a ratio, the numerator of which shall be the number of months in the Remaining Term (a partial month being considered a full month) and the denominator of which shall be the number of months in the Employment Term times (z) a ratio, the numerator of which shall be the number of months in the Employment Term and the denominator of which shall be 36 months;

                      (iii) During the "Remaining Term," the Company
                 shall at its expense continue on behalf of Executive and his dependents and beneficiaries the Welfare Benefits or similar benefits no less favorable than the benefit levels and coverages provided in the Welfare Benefits; provided, however, that the Company's obligation with respect to the foregoing benefits shall be limited to the extent that Executive obtains any such benefits pursuant to a subsequent employer's benefit plans, in which case the Company may reduce the coverage of any benefits it is required to provide Executive hereunder so long as the aggregate coverages and benefits of the combined benefit plans is no less favorable to Executive than the Welfare Benefits;

                      (iv) Executive shall be entitled to an amount of credited service for vesting purposes under the Pension Equalization Plan equal to the period of time in the Remaining Term, and it shall be assumed for purposes of determining benefits under the Pension Equalization Plan, that Executive's employment continued during the Remaining Term at the compensation level provided for in Section 4 above. In addition, the Executive shall be entitled to a supplemental Pension Plan benefit, which shall be the excess, if any, of (x) the amount that Executive would have been entitled to receive under the Pension Plan as if (i) Executive received additional credited service under the Pension Plan for the Remaining Term and (ii) Executive's Annual Compensation as defined in Section 4 above remained in effect during the Remaining Term over (y) the amount that Executive will actually receive under the Pension Plan. This supplemental benefit shall be determined using the same factors, actuarial or otherwise, as used in determining Executive's Pension Plan benefit and shall be payable at like terms and in like manner as the Pension Plan benefit. This supplemental benefit is not payable unless and until the Executive receives Pension Plan benefits.

            10.  OFFSET.

            Executive shall not be required to mitigate the amount of any payment provided for in this Agreement by seeking other employment or otherwise, and except as provided in Section 9(b)(iii), such payments shall not be reduced whether or not Executive obtains other employment.

            11.  TAX EFFECT.

            Notwithstanding anything contained in this Agreement to the contrary, if any payment received or to be received by Executive pursuant to the terms of this Agreement or otherwise and in connection with, or arising out of, Executive's employment with the Company or a Change in Control ("Total Payments"), would not be deductible by the Company (in whole or in part) as the result of Section 280G of the Internal Revenue Code (the "Code"), the amount determined under Section 9(b)(ii) shall be reduced until no portion of the Total Payments is not nondeductible.

            For purposes of determining whether any of the Total Payments would not be deductible by the Company (1) Total Payments will be treated as "Parachute Payments" within the meaning of Section 280G(b)(2) of the Code and all Parachute Payments in excess of the base amount within the meaning of
       Section 280G(b)(3) will be treated as nondeductible unless, in the opinion of tax counsel selected by the Company's independent auditors and acceptable to Executive, such Total Payments (in whole or in part) are not Parachute Payments, or such Parachute Payments in excess of the base amount (in whole or in part) are otherwise not nondeductible and (2) the value of any noncash benefits or any deferred payment or benefit will be determined by the Company's independent auditors in accordance with Section 280G(d)(3) and (4) of the Code.

            12.  SUCCESSORS AND ASSIGNS.

            This Agreement shall be binding upon and shall inure to the benefit of the Company, its successors and assigns and the Company shall require any successor or assign to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession or assignment had taken place. The term "Company" as used herein shall include such successors and assigns. The term "successors and assigns" as used herein shall mean a corporation or other entity acquiring all or substantially all the assets and business of the Company (including this Agreement) whether by operation of law or otherwise.

            Neither this Agreement nor any right or interest hereunder shall be assignable or transferable by the Executive, his beneficiaries or legal representatives, except by will or by the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Executive's legal personal representative.

            13.  FEES AND EXPENSES.

            The Company shall pay all legal fees and related expenses (including the costs of experts, evidence and counsel) incurred by the Executive subsequent to the Effective Date as they become due as a result of the Executive seeking to obtain or enforce any right or benefit provided by this Agreement.

            14.  NOTICE.

            For the purposes of this Agreement, notices and all other communications provided for in the Agreement (including the Notice of Termination) shall be in writing and shall be deemed to have been duly given when personally delivered or sent by certified mail, return receipt requested, postage prepaid, addressed to the respective addresses last given by each party to the other. All notices and communications shall be deemed to have been received on the date of delivery thereof or on the third business day after the mailing thereof, except that notice of change of address shall be effective only upon receipt.

            15.  NONEXCLUSIVITY OF RIGHTS.

             Nothing in this Agreement shall prevent or limit Executive's continuing or future participation in any benefit, bonus, incentive or other plan or program provided by the Company or any of its subsidiaries and for which Executive may qualify, nor shall anything herein limit or reduce such rights as Executive may have under any other agreements with the Company or any of its subsidiaries. Amounts which are vested benefits or which Executive is otherwise entitled to receive under any plan or program of the Company or any of its subsidiaries shall be payable in accordance with such plan or program, except as explicitly modified by this Agreement.

            16.  MISCELLANEOUS.

            No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing and signed by Executive and the Company. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreement or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not expressly set forth in this Agreement.

            17.  GOVERNING LAW.

            This Agreement shall be governed by and construed and enforced in accordance with the laws of the state of South
       Dakota.

            20.  SEVERABILITY.

            The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

            18.  NO GUARANTEED EMPLOYMENT.

            Executive and the Company acknowledge that, except as may otherwise be provided under any other written agreement between Executive and the Company, the employment of Executive by the Company is "at will" and, prior to the Effective Date, may be terminated by either Executive or the Company at any time. Moreover, if prior to the Effective Date, Executive's employment with the Company terminates, Executive shall have no further rights under this Agreement.

            19.  ENTIRE AGREEMENT.

            This Agreement constitutes the entire agreement between the parties hereto and supersedes all prior agreements, if any, understandings and arrangements, oral or written, between the parties hereto with respect to the subject matter hereof.

            Dated the day and year first above written.

                                       BLACK HILLS CORPORATION



                                       By /c/Daniel P. Landguth
                                       Chairman, President and Chief Executive

       ATTEST:


       /c/Roxann R. Basham
       Secretary and Treasurer

                                       By /c/Gary R. Fish
                                       Executive

                          CHANGE IN CONTROL AGREEMENT


            This Change in Control Agreement ("Agreement") dated as of January 30, 1996, is entered into by and between Black
       Hills Corporation ("Company") and Everett E. Hoyt, President and Chief Operating Officer, Black Hills Power and Light Company ("Executive").

            1.   RECITALS.

            The Board of Directors of the Company ("Board") has determined that it is in the best interests of the Company and its shareholders to encourage the Executive's full attention and dedication to the Company currently and in the event of any threatened or pending Change in Control (as defined below). Therefore, in order to accomplish these objectives, the Board has caused the Company to enter into this Agreement.

            2.   CERTAIN DEFINITIONS.

                 "CHANGE IN CONTROL" shall mean any of the following events:

                 (1) An acquisition (other than directly from the Company) of any common stock of the Company (the "Common Stock") by any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of thirty percent (30%) or more of the Common Stock of the Company; provided, however, in determining whether a Change in Control has occurred, Common Stock which is acquired in a "Non-Control Acquisition" (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A "Non-Control Acquisition" shall mean an acquisition by (i) an employee benefit plan (or a trust forming a part thereof) maintained by
                      (A) the Company or (B) any corporation or other Person of which a majority of its voting power or its voting equity securities ("Voting Securities") or equity interest is owned, directly or indirectly, by the Company (for purposes of this definition, a "Subsidiary"), (ii) the Company or its Subsidiaries, or (iii) any Person in connection with a "Non-Control Transaction" (as hereinafter defined);

                 (2) The individuals who, as of January 30, 1996 are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least two-thirds of the members of the Board; provided, however, that if the election, or nomination for election by the Company's common shareholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Plan, be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

                 (3)  Approval by shareholders of the Company of:

                      (i) A merger, consolidation or reorganization involving the Company, unless such merger, consolidation or reorganization is a "Non-Control Transaction." A "Non-Control Transaction" shall mean a merger, consolidation or reorganization of the Company where:

                            (A)  the shareholders of the Company,
                                 immediately before such merger,
                                 consolidation or reorganization, own
                                 directly or indirectly immediately
                                 following such merger, consolidation or
                                 reorganization, at least seventy
                                 percent (70%) of the combined voting
                                 power of the outstanding Voting
                                 Securities of the corporation resulting
                                 from such merger or consolidation or
                                 reorganization (the "Surviving
                                 Corporation") in substantially the same
                                 proportion as their ownership of the
                                 Voting Securities immediately before
                                 such merger, consolidation or
                                 reorganization.

                            (B)  the individuals who were members of the
                                 Incumbent Board immediately prior to
                                 the execution of the agreement
                                 providing for such merger,
                                 consolidation or reorganization
                                 constitute at least two-thirds of the
                                 members of the board of directors of
                                 the Surviving Corporation, or a
                                 corporation beneficially directly or
                                 indirectly owning a majority of the
                                 Voting Securities of the Surviving
                                 Corporation, and

                            (C)  no Person other than (i) the Company,
                                 (ii) any Subsidiary, (iii) any employee
                                 benefit plan (or any trust forming a
                                 part thereof) maintained by the
                                 Company, the Surviving Corporation, or
                                 any Subsidiary, or (iv) any Person who,
                                 immediately prior to such merger,
                                 consolidation or reorganization had
                                 Beneficial Ownership of thirty percent
                                 (30%) or more of the then outstanding
                                 Voting Securities), has Beneficial
                                 Ownership of thirty percent (30%) or
                                 more of the combined voting power of
                                 the Surviving Corporation's then
                                 outstanding Voting Securities.

                      (ii) A complete liquidation or dissolution of the Company; or

                     (iii)  An agreement for the sale or other
                            disposition of all or substantially all of the assets of the Company to any Person other than (x) a transfer to a Subsidiary or
                            (y) a sale or transfer of a Subsidiary by the Company except if such sale or transfer would be a sale or other disposition of all or substantially all of the assets of the Company.

                 (4) Notwithstanding the foregoing, (i) a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the then outstanding Common Stock as a result of the acquisition of Common Stock by the Company which, by reducing the number of shares of Common Stock then outstanding, increases the proportional number of shares Beneficially Owned by the Subject Persons, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Common Stock by the Company, and after such stock acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Common Stock which increases the percentage of the then outstanding Common Stock Beneficially Owned by the Subject Person, then a Change in Control shall occur; and (ii) a Change in Control shall not be deemed to occur unless and until all regulatory approvals required to effect a Change in Control of the Company have been obtained.

                 "EFFECTIVE DATE" shall mean the first date on which a Change in Control occurs. The Effective Date does not occur and no benefits shall be paid under this Agreement if for any reason the Executive is not an employee of the Company on the day prior to the Effective Date.

                 "EMPLOYMENT TERM" shall mean a term of employment with the Company which shall commence on the Effective Date and which shall expire on the third anniversary of the Effective Date; provided, however, that the Employment Term shall in no event extend beyond the first day of the month following the month in which the Executive attains age sixty-five (65).

                 "GOOD CAUSE" means those events or conditions described in paragraph 8(c)(i) through (vi) below.

                 "NOTICE OF TERMINATION" shall mean a notice which indicates the specific termination provision in this Agreement, if any, relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of Executive's employment under the provisions so indicated. Any purported termination by the Company or Executive shall be communicated by written notice of termination to the other.

                 "PENSION EQUALIZATION PLAN" is the Company's pension equalization plan as amended and restated effective January 27, 1995, and as amended from time to time thereafter prior to the Effetive Date.

                 "PENSION PLAN" is the Company's tax qualified defined benefit pension plan as amended and restated effective October 1, 1989, and as amended from time to time thereafter prior to the Effective Date.

                 "REMAINING TERM" shall mean that period of time measured from the Termination Date through the end of the Employment Term.

                 "TERMINATION DATE" shall mean the date subsequent to a Change in Control that the Executive's employment with the Company terminates.

                 "WELFARE BENEFITS" shall mean the Black Hills Corporation Medical and Dental Plan, the Black Hills Corporation Flexible Benefit Plan, and the Black Hills Corporation Employee Life and Long-Term Disability Plan as the plans and the terms and conditions thereof exist on the day prior to the Effective Date.

            3.   EMPLOYMENT.

            Subject to the provisions of Section 8 hereof, during the Employment Term, the Company agrees to continue to employ the Executive and the Executive agrees to remain in the employ of the Company. During the Employment Term, the Executive shall be employed as the President and Chief Operating Officer--Black Hills Power and Light Company or in such executive capacity as may be mutually agreed to in writing by the parties. Executive shall perform the duties, undertake the responsibilities and exercise the authority customarily performed, undertaken and exercised by persons situated in a similar executive capacity.

            During the Employment Term, excluding periods of vacation and sick leave to which Executive is entitled, Executive agrees to devote reasonable attention and time during usual business hours to the business and affairs of the Company to the extent necessary to discharge the responsibilities assigned to Executive hereunder. It is expressly understood and agreed that to the extent that any outside activities have been conducted by Executive prior to the Effective Date, the continued conduct of such activities (or the conduct of activities similar in nature and scope thereto) subsequent to the Effective Date shall not thereafter be deemed to interfere with the performance of Executive's responsibilities to the Company.

            4.   COMPENSATION.

            During the Employment Term, the Company agrees to pay or cause to be paid to Executive annual compensation at a rate at least equal to the highest rate of the Executive's annual compensation as in effect at any time within one year preceding the Effective Date, and as may be increased from time to time. Such annual compensation shall be payable in accordance with the Company's customary practices applicable to its executives. For purposes of this Agreement, "annual compensation" shall mean all compensation paid to the Executive by the Company during a calendar year, which amounts are includable in the gross income of the Executive for federal income tax purposes, including, but not limited to, overtime, bonus, commission or incentive compensation ("Annual Compensation").

            5.   EMPLOYEE WELFARE AND PENSION BENEFITS.

            During the Employment Term, the Company shall provide to the Executive the Welfare Benefits and the Pension Plan or other substantially similar employee welfare and pension benefits, but in no event on a basis less favorable in terms of benefit levels and coverage than the Welfare Benefits and the Pension Plan.

            6.   PENSION EQUALIZATION PLAN.

            During the Employment Term, the Company shall continue to provide to Executive coverage and participation under the Pension Equalization Plan or a substantially similar supplemental retirement plan, but in no event on a basis less favorable in terms of benefit levels and coverage than the Pension
       Equalization Plan.

            7.   OTHER BENEFITS.

                 (a) Fringe Benefits, Perquisites, Vacation and Sick Leave. During the Employment Term, Executive shall be entitled to all fringe benefits, perquisites, vacation and sick leave generally made available by the Company to its executives. Unless otherwise provided herein, the fringe benefits, perquisites, vacation and sick leave provided to Executive shall be on the same basis and terms as other similarly situated executives of the Company, but in no event shall be less favorable than the most favorable fringe benefits, perquisites, vacation and sick leave applicable to Executive at any time within one year preceding the Effective Date, or if more favorable, at any time thereafter.

                 (b) Expenses. Executive shall be entitled to receive prompt reimbursement of all expenses reasonably incurred by him in connection with the performance of his duties hereunder or for promoting, pursuing or otherwise furthering the business or interests of the Company.

            8.   TERMINATION.

            During the Employment Term, Executive's employment hereunder may be terminated under the following circumstances:

                 (a) Cause. The Company may terminate Executive's employment for "Cause." A termination of employment is for "Cause" if Executive (1) has been convicted of a felony or (2) intentionally engaged in conduct which is demonstrably and materially injurious to the Company, monetarily or otherwise; provided, however, that no termination of Executive's employment shall be for Cause as set forth in clause (2) above until (i) there shall have been delivered to Executive a copy of a written notice setting forth that Executive was guilty of the conduct set forth in clause (2) and specifying the particulars thereof in detail, and (ii) Executive shall have been provided an opportunity to be heard by the Board (with the assistance of Executive's counsel if Executive so desires). No act, nor failure to act, on Executive's part shall be considered "intentional" unless he has acted, or failed to act, with an absence of good faith and without a reasonable belief that his action or failure to act was in the best interest of the Company. Notwithstanding anything contained in this Agreement to the contrary, no failure to perform by Executive after a Notice of Termination is given by Executive shall constitute Cause for purposes of this Agreement.

                 (b) Disability. The Company may terminate Executive's employment after having established Executive's Disability. For purposes of this Agreement, "Disability" means a physical or mental infirmity which impairs Executive's ability to substantially perform his duties under this Agreement which continues for a period of at least one hundred eighty (180) consecutive days to be determined by a physician selected by Company and acceptable to Executive. Executive shall be entitled to the compensation and benefits provided for under this Agreement for any period during Employment Term and prior to the establishment of Executive's Disability during which Executive is unable to work due to a physical or mental infirmity. Notwithstanding anything contained in this Agreement to the contrary, until the Termination Date specified in a Notice of Termination relating to Executive's Disability, Executive shall be entitled to return to his position with the Company as set forth in this Agreement in which event no Disability of Executive will be deemed to have occurred.

                 (c) Good Reason. During the Employment Term, the Executive may terminate his employment for "Good Reason." For purposes of this Agreement, "Good Reason" shall mean the occurrence after the Effective Date of any of the events or conditions described below:

                      (i) a change in the Executive's status, title, position or responsibilities (including reporting responsibilities), which, in the Executive's reasonable judgment, represent an adverse change from his status, title, position or responsibilities as in effect prior to the Effective Date or any other action by the Company which results in a diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated, unsubstantial and inadvertent action not taken in bad faith and which is remedied by the Company promptly after receipt of notice thereof by Executive;

                      (ii)  a reduction in the Executive's Annual
                 Compensation as defined in paragraph 4 or any failure to pay the Executive any compensation or benefits to which he is entitled within seven (7) days of the date due;
                      (iii) any material breach by the Company of any
                 provision of this Agreement, including, but not limited to, the Company's failure to provide the Employee Welfare and Pension Benefits and Pension Equalization Plan as set forth in paragraphs 5 and 6 above;

                      (iv) The Company's requiring the Executive to be based outside a 50-mile radius from Rapid City, South Dakota, except for reasonably required travel on the Company's business which is not substantially greater than such travel requirements prior to the Effective Date;

                      (v) Any purported termination of the Executive's employment for Cause by the Company which does not comply with the terms of Section 8(a) above; or

                      (vi) The failure of the Company to obtain an agreement, satisfactory to the Executive, from any successor or assign of the Company to assume and agree to perform this Agreement, as contemplated in Section 12 hereof.

                 (d) Voluntary Termination. The Executive may voluntarily terminate his employment hereunder at any time.

            9.   COMPENSATION UPON TERMINATION.

            Upon termination of Executive's employment during the Employment Term, Executive shall be entitled to the following benefits:

                 (a) If Executive's employment with the Company shall be terminated (i) by the Company for Cause or Disability, or
       (ii) by reason of Executive's death, or (iii) by Executive without "Good Reason," the Company shall pay Executive all amounts earned or accrued through the Termination Date but not paid as of the Termination Date, including all Annual Compensation, reimbursement for reasonable and necessary expenses incurred by Executive on behalf of the Company during the period ending on the Termination Date, vacation pay and sick leave (collectively "Accrued Compensation").

                 (b) If the Executive's employment with the Company shall be terminated (other than by reason of death) (i) by the Company other than for Cause or Disability, or (ii) by Executive for Good Reason, Executive shall be entitled to the following:

                      (i) The Company shall pay Executive all Accrued Compensation;

                      (ii) The Company shall pay Executive as severance pay and in lieu of any further compensation for periods subsequent to the Termination Date an amount in cash equal to (w) 2.99 times (x) the Executive's average Annual Compensation for the most recent five taxable years ending prior to the Change in Control times (y) a ratio, the numerator of which shall be the number of months in the Remaining Term (a partial month being considered a full month) and the denominator of which shall be the number of months in the Employment Term times (z) a ratio, the numerator of which shall be the number of months in the Employment Term and the denominator of which shall be 36 months;

                      (iii) During the "Remaining Term," the Company
                 shall at its expense continue on behalf of Executive and his dependents and beneficiaries the Welfare Benefits or similar benefits no less favorable than the benefit levels and coverages provided in the Welfare Benefits; provided, however, that the Company's obligation with respect to the foregoing benefits shall be limited to the extent that Executive obtains any such benefits pursuant to a subsequent employer's benefit plans, in which case the Company may reduce the coverage of any benefits it is required to provide Executive hereunder so long as the aggregate coverages and benefits of the combined benefit plans is no less favorable to Executive than the Welfare Benefits;

                      (iv) Executive shall be entitled to an amount of credited service for vesting purposes under the Pension Equalization Plan equal to the period of time in the Remaining Term, and it shall be assumed for purposes of determining benefits under the Pension Equalization Plan, that Executive's employment continued during the Remaining Term at the compensation level provided for in Section 4 above. In addition, the Executive shall be entitled to a supplemental Pension Plan benefit, which shall be the excess, if any, of (x) the amount that Executive would have been entitled to receive under the Pension Plan as if (i) Executive received additional credited service under the Pension Plan for the Remaining Term and (ii) Executive's Annual Compensation as defined in Section 4 above remained in effect during the Remaining Term over (y) the amount that Executive will actually receive under the Pension Plan. This supplemental benefit shall be determined using the same factors, actuarial or otherwise, as used in determining Executive's Pension Plan benefit and shall be payable at like terms and in like manner as the Pension Plan benefit. This supplemental benefit is not payable unless and until the Executive receives Pension Plan benefits.

            10.  OFFSET.

            Executive shall not be required to mitigate the amount of any payment provided for in this Agreement by seeking other employment or otherwise, and except as provided in Section 9(b)(iii), such payments shall not be reduced whether or not Executive obtains other employment.

            11.  TAX EFFECT.

            Notwithstanding anything contained in this Agreement to the contrary, if any payment received or to be received by Executive pursuant to the terms of this Agreement or otherwise and in connection with, or arising out of, Executive's employment with the Company or a Change in Control ("Total Payments"), would not be deductible by the Company (in whole or in part) as the result of Section 280G of the Internal Revenue Code (the "Code"), the amount determined under Section 9(b)(ii) shall be reduced until no portion of the Total Payments is not nondeductible.

            For purposes of determining whether any of the Total Payments would not be deductible by the Company (1) Total Payments will be treated as "Parachute Payments" within the meaning of Section 280G(b)(2) of the Code and all Parachute Payments in excess of the base amount within the meaning of
       Section 280G(b)(3) will be treated as nondeductible unless, in the opinion of tax counsel selected by the Company's independent auditors and acceptable to Executive, such Total Payments (in whole or in part) are not Parachute Payments, or such Parachute Payments in excess of the base amount (in whole or in part) are otherwise not nondeductible and (2) the value of any noncash benefits or any deferred payment or benefit will be determined by the Company's independent auditors in accordance with Section 280G(d)(3) and (4) of the Code.

            12.  SUCCESSORS AND ASSIGNS.

            This Agreement shall be binding upon and shall inure to the benefit of the Company, its successors and assigns and the Company shall require any successor or assign to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession or assignment had taken place. The term "Company" as used herein shall include such successors and assigns. The term "successors and assigns" as used herein shall mean a corporation or other entity acquiring all or substantially all the assets and business of the Company (including this Agreement) whether by operation of law or otherwise.

            Neither this Agreement nor any right or interest hereunder shall be assignable or transferable by the Executive, his beneficiaries or legal representatives, except by will or by the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Executive's legal personal representative.

            13.  FEES AND EXPENSES.

            The Company shall pay all legal fees and related expenses (including the costs of experts, evidence and counsel) incurred by the Executive subsequent to the Effective Date as they become due as a result of the Executive seeking to obtain or enforce any right or benefit provided by this Agreement.

            14.  NOTICE.

            For the purposes of this Agreement, notices and all other communications provided for in the Agreement (including the Notice of Termination) shall be in writing and shall be deemed to have been duly given when personally delivered or sent by certified mail, return receipt requested, postage prepaid, addressed to the respective addresses last given by each party to the other. All notices and communications shall be deemed to have been received on the date of delivery thereof or on the third business day after the mailing thereof, except that notice of change of address shall be effective only upon receipt.

            15.  NONEXCLUSIVITY OF RIGHTS.

            Nothing in this Agreement shall prevent or limit Executive's continuing or future participation in any benefit, bonus, incentive or other plan or program provided by the Company or any of its subsidiaries and for which Executive may qualify, nor shall anything herein limit or reduce such rights as Executive may have under any other agreements with the Company or any of its subsidiaries. Amounts which are vested benefits or which Executive is otherwise entitled to receive under any plan or program of the Company or any of its subsidiaries shall be payable in accordance with such plan or program, except as explicitly modified by this Agreement.

            16.  MISCELLANEOUS.

            No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing and signed by Executive and the Company. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreement or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not expressly set forth in this Agreement.

            17.  GOVERNING LAW.

            This Agreement shall be governed by and construed and enforced in accordance with the laws of the state of South
       Dakota.

            20.  SEVERABILITY.

            The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

            18.  NO GUARANTEED EMPLOYMENT.

            Executive and the Company acknowledge that, except as may otherwise be provided under any other written agreement between Executive and the Company, the employment of Executive by the Company is "at will" and, prior to the Effective Date, may be terminated by either Executive or the Company at any time. Moreover, if prior to the Effective Date, Executive's employment with the Company terminates, Executive shall have no further rights under this Agreement.

            19.  ENTIRE AGREEMENT.

            This Agreement constitutes the entire agreement between the parties hereto and supersedes all prior agreements, if any, understandings and arrangements, oral or written, between the parties hereto with respect to the subject matter hereof.

            Dated the day and year first above written.

                                       BLACK HILLS CORPORATION



                                       By /c/Daniel P. Landguth
                                       Chairman, President and Chief Executive

       ATTEST:


       /c/Roxann R. Basham
       Secretary and Treasurer

                                       By /c/Everett E. Hoyt
                                       Executive

                          CHANGE IN CONTROL AGREEMENT


            This Change in Control Agreement ("Agreement") dated as of January 30, 1996, is entered into by and between Black
       Hills Corporation ("Company") and Daniel P. Landguth, President and Chief Executive Officer of the Company ("Executive").

            1.   RECITALS.

            The Board of Directors of the Company ("Board") has determined that it is in the best interests of the Company and its shareholders to encourage the Executive's full attention and dedication to the Company currently and in the event of any threatened or pending Change in Control (as defined below). Therefore, in order to accomplish these objectives, the Board has caused the Company to enter into this Agreement.

            2.   CERTAIN DEFINITIONS.

                 "CHANGE IN CONTROL" shall mean any of the following events:

                 (1) An acquisition (other than directly from the Company) of any common stock of the Company (the "Common Stock") by any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of thirty percent (30%) or more of the Common Stock of the Company; provided, however, in determining whether a Change in Control has occurred, Common Stock which is acquired in a "Non-Control Acquisition" (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A "Non-Control Acquisition" shall mean an acquisition by (i) an employee benefit plan (or a trust forming a part thereof) maintained by
                      (A) the Company or (B) any corporation or other Person of which a majority of its voting power or its voting equity securities ("Voting Securities") or equity interest is owned, directly or indirectly, by the Company (for purposes of this definition, a "Subsidiary"), (ii) the Company or its Subsidiaries, or (iii) any Person in connection with a "Non-Control Transaction" (as hereinafter defined);

                 (2) The individuals who, as of January 30, 1996 are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least two-thirds of the members of the Board; provided, however, that if the election, or nomination for election by the Company's common shareholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Plan, be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

                 (3)  Approval by shareholders of the Company of:

                      (i) A merger, consolidation or reorganization involving the Company, unless such merger, consolidation or reorganization is a "Non-Control Transaction." A "Non-Control Transaction" shall mean a merger, consolidation or reorganization of the Company where:

                            (A)  the shareholders of the Company,
                                 immediately before such merger,
                                 consolidation or reorganization, own
                                 directly or indirectly immediately
                                 following such merger, consolidation or
                                 reorganization, at least seventy
                                 percent (70%) of the combined voting
                                 power of the outstanding Voting
                                 Securities of the corporation resulting
                                 from such merger or consolidation or
                                 reorganization (the "Surviving
                                 Corporation") in substantially the same
                                 proportion as their ownership of the
                                 Voting Securities immediately before
                                 such merger, consolidation or
                                 reorganization.

                            (B)  the individuals who were members of the
                                 Incumbent Board immediately prior to
                                 the execution of the agreement
                                 providing for such merger,
                                 consolidation or reorganization
                                 constitute at least two-thirds of the
                                 members of the board of directors of
                                 the Surviving Corporation, or a
                                 corporation beneficially directly or
                                 indirectly owning a majority of the
                                 Voting Securities of the Surviving
                                 Corporation, and
                            (C)  no Person other than (i) the Company,
                                 (ii) any Subsidiary, (iii) any employee
                                 benefit plan (or any trust forming a
                                 part thereof) maintained by the
                                 Company, the Surviving Corporation, or
                                 any Subsidiary, or (iv) any Person who,
                                 immediately prior to such merger,
                                 consolidation or reorganization had
                                 Beneficial Ownership of thirty percent
                                 (30%) or more of the then outstanding
                                 Voting Securities), has Beneficial
                                 Ownership of thirty percent (30%) or
                                 more of the combined voting power of
                                 the Surviving Corporation's then
                                 outstanding Voting Securities.

                      (ii) A complete liquidation or dissolution of the Company; or

                     (iii)  An agreement for the sale or other
                            disposition of all or substantially all of the assets of the Company to any Person other than (x) a transfer to a Subsidiary or
                            (y) a sale or transfer of a Subsidiary by the Company except if such sale or transfer would be a sale or other disposition of all or substantially all of the assets of the Company.

                 (4) Notwithstanding the foregoing, (i) a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the then outstanding Common Stock as a result of the acquisition of Common Stock by the Company which, by reducing the number of shares of Common Stock then outstanding, increases the proportional number of shares Beneficially Owned by the Subject Persons, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Common Stock by the Company, and after such stock acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Common Stock which increases the percentage of the then outstanding Common Stock Beneficially Owned by the Subject Person, then a Change in Control shall occur; and (ii) a Change in Control shall not be deemed to occur unless and until all regulatory approvals required to effect a Change in Control of the Company have been obtained.

                 "EFFECTIVE DATE" shall mean the first date on which a Change in Control occurs. The Effective Date does not occur and no benefits shall be paid under this Agreement if for any reason the Executive is not an employee of the Company on the day prior to the Effective Date.

                 "EMPLOYMENT TERM" shall mean a term of employment with the Company which shall commence on the Effective Date and which shall expire on the third anniversary of the Effective Date; provided, however, that the Employment Term shall in no event extend beyond the first day of the month following the month in which the Executive attains age sixty-five (65).

                 "GOOD CAUSE" means those events or conditions described in paragraph 8(c)(i) through (vi) below.

                 "NOTICE OF TERMINATION" shall mean a notice which indicates the specific termination provision in this Agreement, if any, relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of Executive's employment under the provisions so indicated. Any purported termination by the Company or Executive shall be communicated by written notice of termination to the other.

                 "PENSION EQUALIZATION PLAN" is the Company's pension equalization plan as amended and restated effective January 27, 1995, and as amended from time to time thereafter prior to the Effective Date.

                 "PENSION PLAN" is the Company's tax qualified defined benefit pension plan as amended and restated effective October 1, 1989, and as amended from time to time thereafter prior to the Effective Date.

                 "REMAINING TERM" shall mean that period of time measured from the Termination Date through the end of the Employment Term.

                 "TERMINATION DATE" shall mean the date subsequent to a Change in Control that the Executive's employment with the Company terminates.

                 "WELFARE BENEFITS" shall mean the Black Hills Corporation Medical and Dental Plan, the Black Hills Corporation Flexible Benefit Plan, and the Black Hills Corporation Employee Life and Long-Term Disability Plan as the plans and the terms and conditions thereof exist on the day prior to the Effective Date.


            3.   EMPLOYMENT.

            Subject to the provisions of Section 8 hereof, during the Employment Term, the Company agrees to continue to employ the Executive and the Executive agrees to remain in the employ of the Company. During the Employment Term, the Executive shall be employed as the President and Chief Executive Officer of the Company or in such executive capacity as may be mutually agreed to in writing by the parties. Executive shall perform the duties, undertake the responsibilities and exercise the authority customarily performed, undertaken and exercised by persons situated in a similar executive capacity.

            During the Employment Term, excluding periods of vacation and sick leave to which Executive is entitled, Executive agrees to devote reasonable attention and time during usual business hours to the business and affairs of the Company to the extent necessary to discharge the responsibilities assigned to Executive hereunder. It is expressly understood and agreed that to the extent that any outside activities have been conducted by Executive prior to the Effective Date, the continued conduct of such activities (or the conduct of activities similar in nature and scope thereto) subsequent to the Effective Date shall not thereafter be deemed to interfere with the performance of Executive's responsibilities to the Company.

            4.   COMPENSATION.

            During the Employment Term, the Company agrees to pay or cause to be paid to Executive annual compensation at a rate at least equal to the highest rate of the Executive's annual compensation as in effect at any time within one year preceding the Effective Date, and as may be increased from time to time. Such annual compensation shall be payable in accordance with the Company's customary practices applicable to its executives. For purposes of this Agreement, "annual compensation" shall mean all compensation paid to the Executive by the Company during a calendar year, which amounts are includable in the gross income of the Executive for federal income tax purposes, including, but not limited to, overtime, bonus, commission or incentive compensation ("Annual Compensation").

            5.   EMPLOYEE WELFARE AND PENSION BENEFITS.

            During the Employment Term, the Company shall provide to the Executive the Welfare Benefits and the Pension Plan or other substantially similar employee welfare and pension benefits, but in no event on a basis less favorable in terms of benefit levels and coverage than the Welfare Benefits and the Pension Plan.

            6.   PENSION EQUALIZATION PLAN.

            During the Employment Term, the Company shall continue to provide to Executive coverage and participation under the Pension Equalization Plan or a substantially similar supplemental retirement plan, but in no event on a basis less favorable in terms of benefit levels and coverage than the Pension
       Equalization Plan.

            7.   OTHER BENEFITS.

                 (a) Fringe Benefits, Perquisites, Vacation and Sick Leave. During the Employment Term, Executive shall be entitled to all fringe benefits, perquisites, vacation and sick leave generally made available by the Company to its executives. Unless otherwise provided herein, the fringe benefits, perquisites, vacation and sick leave provided to Executive shall be on the same basis and terms as other similarly situated executives of the Company, but in no event shall be less favorable than the most favorable fringe benefits, perquisites, vacation and sick leave applicable to Executive at any time within one year preceding the Effective Date, or if more favorable, at any time thereafter.

                 (b) Expenses. Executive shall be entitled to receive prompt reimbursement of all expenses reasonably incurred by him in connection with the performance of his duties hereunder or for promoting, pursuing or otherwise furthering the business or interests of the Company.

            8.   TERMINATION.

            During the Employment Term, Executive's employment hereunder may be terminated under the following circumstances:

                 (a) Cause. The Company may terminate Executive's employment for "Cause." A termination of employment is for "Cause" if Executive (1) has been convicted of a felony or (2) intentionally engaged in conduct which is demonstrably and materially injurious to the Company, monetarily or otherwise; provided, however, that no termination of Executive's employment shall be for Cause as set forth in clause (2) above until (i) there shall have been delivered to Executive a copy of a written notice setting forth that Executive was guilty of the conduct set forth in clause (2) and specifying the particulars thereof in detail, and (ii) Executive shall have been provided an opportunity to be heard by the Board (with the assistance of Executive's counsel if Executive so desires). No act, nor failure to act, on Executive's part shall be considered "intentional" unless he has acted, or failed to act, with an absence of good faith and without a reasonable belief that his action or failure to act was in the best interest of the Company. Notwithstanding anything contained in this Agreement to the contrary, no failure to perform by Executive after a Notice of Termination is given by Executive shall constitute Cause for purposes of this Agreement.

                 (b) Disability. The Company may terminate Executive's employment after having established Executive's Disability. For purposes of this Agreement, "Disability" means a physical or mental infirmity which impairs Executive's ability to substantially perform his duties under this Agreement which continues for a period of at least one hundred eighty (180) consecutive days to be determined by a physician selected by Company and acceptable to Executive. Executive shall be entitled to the compensation and benefits provided for under this Agreement for any period during Employment Term and prior to the establishment of Executive's Disability during which Executive is unable to work due to a physical or mental infirmity. Notwithstanding anything contained in this Agreement to the contrary, until the Termination Date specified in a Notice of Termination relating to Executive's Disability, Executive shall be entitled to return to his position with the Company as set forth in this Agreement in which event no Disability of Executive will be deemed to have occurred.

                 (c) Good Reason. During the Employment Term, the Executive may terminate his employment for "Good Reason." For purposes of this Agreement, "Good Reason" shall mean the occurrence after the Effective Date of any of the events or conditions described below:

                      (i) a change in the Executive's status, title, position or responsibilities (including reporting responsibilities), which, in the Executive's reasonable judgment, represent an adverse change from his status, title, position or responsibilities as in effect prior to the Effective Date or any other action by the Company which results in a diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated, unsubstantial and inadvertent action not taken in bad faith and which is remedied by the Company promptly after receipt of notice thereof by Executive;

                      (ii)  a reduction in the Executive's Annual
                 Compensation as defined in paragraph 4 or any failure to pay the Executive any compensation or benefits to which he is entitled within seven (7) days of the date due;

                      (iii) any material breach by the Company of any
                 provision of this Agreement, including, but not limited to, the Company's failure to provide the Employee Welfare and Pension Benefits and Pension Equalization Plan as set forth in paragraphs 5 and 6 above;

                      (iv) The Company's requiring the Executive to be based outside a 50-mile radius from Rapid City, South Dakota, except for reasonably required travel on the Company's business which is not substantially greater than such travel requirements prior to the Effective Date;

                      (v) Any purported termination of the Executive's employment for Cause by the Company which does not comply with the terms of Section 8(a) above; or

                      (vi) The failure of the Company to obtain an agreement, satisfactory to the Executive, from any successor or assign of the Company to assume and agree to perform this Agreement, as contemplated in Section 12 hereof.

                 (d) Window Period. During the Window Period, the Executive may terminate his employment for any reason. For purposes of this Agreement, the "Window Period" shall mean the 30-day period immediately following the first anniversary of the Effective Date.

                 (e) Voluntary Termination. The Executive may voluntarily terminate his employment hereunder at any time.

            9.   COMPENSATION UPON TERMINATION.

            Upon termination of Executive's employment during the Employment Term, Executive shall be entitled to the following benefits:

                 (a) If Executive's employment with the Company shall be terminated (i) by the Company for Cause or Disability, or
       (ii) by reason of Executive's death, or (iii) by Executive without "Good Reason" or other than during the "Window Period", the Company shall pay Executive all amounts earned or accrued through the Termination Date but not paid as of the Termination Date, including all Annual Compensation, reimbursement for reasonable and necessary expenses incurred by Executive on behalf of the Company during the period ending on the Termination Date, vacation pay and sick leave (collectively "Accrued Compensation").

                 (b) If the Executive's employment with the Company shall be terminated (other than by reason of death) (i) by the Company other than for Cause or Disability, or (ii) by Executive for Good Reason or (iii) by the Executive for any reason during the Window Period, Executive shall be entitled to the following:

                      (i) The Company shall pay Executive all Accrued Compensation;

                      (ii) The Company shall pay Executive as severance pay and in lieu of any further compensation for periods subsequent to the Termination Date an amount in cash equal to (w) 2.99 times (x) the Executive's average Annual Compensation for the most recent five taxable years ending prior to the Change in Control times (y) a ratio, the numerator of which shall be the number of months in the Remaining Term (a partial month being considered a full month) and the denominator of which shall be the number of months in the Employment Term times (z) a ratio, the numerator of which shall be the number of months in the Employment Term and the denominator of which shall be 36 months;

                      (iii) During the "Remaining Term," the Company
                 shall at its expense continue on behalf of Executive and his dependents and beneficiaries the Welfare Benefits or similar benefits no less favorable than the benefit levels and coverages provided in the Welfare Benefits; provided, however, that the Company's obligation with respect to the foregoing benefits shall be limited to the extent that Executive obtains any such benefits pursuant to a subsequent employer's benefit plans, in which case the Company may reduce the coverage of any benefits it is required to provide Executive hereunder so long as the aggregate coverages and benefits of the combined benefit plans is no less favorable to Executive than the Welfare Benefits;

                      (iv) Executive shall be entitled to an amount of credited service for vesting purposes under the Pension Equalization Plan equal to the period of time in the Remaining Term, and it shall be assumed for purposes of determining benefits under the Pension Equalization Plan, that Executive's employment continued during the Remaining Term at the compensation level provided for in Section 4 above. In addition, the Executive shall be entitled to a supplemental Pension Plan benefit, which shall be the excess, if any, of (x) the amount that Executive would have been entitled to receive under the Pension Plan as if (i) Executive received additional credited service under the Pension Plan for the Remaining Term and (ii) Executive's Annual Compensation as defined in Section 4 above remained in effect during the Remaining Term over (y) the amount that Executive will actually receive under the Pension Plan. This supplemental benefit shall be determined using the same factors, actuarial or otherwise, as used in determining Executive's Pension Plan benefit and shall be payable at like terms and in like manner as the Pension Plan benefit. This supplemental benefit is not payable unless and until the Executive receives Pension Plan benefits.

            10.  OFFSET.

            Executive shall not be required to mitigate the amount of any payment provided for in this Agreement by seeking other employment or otherwise, and except as provided in Section 9(b)(iii), such payments shall not be reduced whether or not Executive obtains other employment.

            11.  TAX EFFECT.

            Notwithstanding anything contained in this Agreement to the contrary, if any payment received or to be received by Executive pursuant to the terms of this Agreement or otherwise and in connection with, or arising out of, Executive's employment with the Company or a Change in Control ("Total Payments"), would not be deductible by the Company (in whole or in part) as the result of Section 280G of the Internal Revenue Code (the "Code"), the amount determined under Section 9(b)(ii) shall be reduced until no portion of the Total Payments is not nondeductible.

            For purposes of determining whether any of the Total Payments would not be deductible by the Company (1) Total Payments will be treated as "Parachute Payments" within the meaning of Section 280G(b)(2) of the Code and all Parachute Payments in excess of the base amount within the meaning of
       Section 280G(b)(3) will be treated as nondeductible unless, in the opinion of tax counsel selected by the Company's independent auditors and acceptable to Executive, such Total Payments (in whole or in part) are not Parachute Payments, or such Parachute Payments in excess of the base amount (in whole or in part) are otherwise not nondeductible and (2) the value of any noncash benefits or any deferred payment or benefit will be determined by the Company's independent auditors in accordance with Section 280G(d)(3) and (4) of the Code.

            12.  SUCCESSORS AND ASSIGNS.

            This Agreement shall be binding upon and shall inure to the benefit of the Company, its successors and assigns and the Company shall require any successor or assign to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession or assignment had taken place. The term "Company" as used herein shall include such successors and assigns. The term "successors and assigns" as used herein shall mean a corporation or other entity acquiring all or substantially all the assets and business of the Company (including this Agreement) whether by operation of law or otherwise.

            Neither this Agreement nor any right or interest hereunder shall be assignable or transferable by the Executive, his beneficiaries or legal representatives, except by will or by the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Executive's legal personal representative.

            13.  FEES AND EXPENSES.

            The Company shall pay all legal fees and related expenses (including the costs of experts, evidence and counsel) incurred by the Executive subsequent to the Effective Date as they become due as a result of the Executive seeking to obtain or enforce any right or benefit provided by this Agreement.

            14.  NOTICE.

            For the purposes of this Agreement, notices and all other communications provided for in the Agreement (including the Notice of Termination) shall be in writing and shall be deemed to have been duly given when personally delivered or sent by certified mail, return receipt requested, postage prepaid, addressed to the respective addresses last given by each party to the other. All notices and communications shall be deemed to have been received on the date of delivery thereof or on the third business day after the mailing thereof, except that notice of change of address shall be effective only upon receipt.

            15.  NONEXCLUSIVITY OF RIGHTS.

            Nothing in this Agreement shall prevent or limit Executive's continuing or future participation in any benefit, bonus, incentive or other plan or program provided by the Company or any of its subsidiaries and for which Executive may qualify, nor shall anything herein limit or reduce such rights as Executive may have under any other agreements with the Company or any of its subsidiaries. Amounts which are vested benefits or which Executive is otherwise entitled to receive under any plan or program of the Company or any of its subsidiaries shall be payable in accordance with such plan or program, except as explicitly modified by this Agreement.

            16.  MISCELLANEOUS.

            No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing and signed by Executive and the Company. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreement or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not expressly set forth in this Agreement.

            17.  GOVERNING LAW.

            This Agreement shall be governed by and construed and enforced in accordance with the laws of the state of South
       Dakota.

            20.  SEVERABILITY.

            The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

            18.  NO GUARANTEED EMPLOYMENT.

            Executive and the Company acknowledge that, except as may otherwise be provided under any other written agreement between Executive and the Company, the employment of Executive by the Company is "at will" and, prior to the Effective Date, may be terminated by either Executive or the Company at any time. Moreover, if prior to the Effective Date, Executive's employment with the Company terminates, Executive shall have no further rights under this Agreement.

            19.  ENTIRE AGREEMENT.

            This Agreement constitutes the entire agreement between the parties hereto and supersedes all prior agreements, if any, understandings and arrangements, oral or written, between the parties hereto with respect to the subject matter hereof.

            Dated the day and year first above written.

                                       BLACK HILLS CORPORATION



                                       By /c/Dale E. Clement
                                       Senior Vice President - Finance
       ATTEST:


       /c/Roxann R. Basham
       Secretary and Treasurer

                                       By /c/Daniel P. Landguth
                                       Executive

                          CHANGE IN CONTROL AGREEMENT


            This Change in Control Agreement ("Agreement") dated as of January 30, 1996, is entered into by and between Black
       Hills Corporation ("Company") and James Mattern, Vice President - Administration ("Executive").

            1.   RECITALS.

            The Board of Directors of the Company ("Board") has determined that it is in the best interests of the Company and its shareholders to encourage the Executive's full attention and dedication to the Company currently and in the event of any threatened or pending Change in Control (as defined below). Therefore, in order to accomplish these objectives, the Board has caused the Company to enter into this Agreement.

            2.   CERTAIN DEFINITIONS.

                 "CHANGE IN CONTROL" shall mean any of the following events:

                 (1) An acquisition (other than directly from the Company) of any common stock of the Company (the "Common Stock") by any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of thirty percent (30%) or more of the Common Stock of the Company; provided, however, in determining whether a Change in Control has occurred, Common Stock which is acquired in a "Non-Control Acquisition" (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A "Non-Control Acquisition" shall mean an acquisition by (i) an employee benefit plan (or a trust forming a part thereof) maintained by
                      (A) the Company or (B) any corporation or other Person of which a majority of its voting power or its voting equity securities ("Voting Securities") or equity interest is owned, directly or indirectly, by the Company (for purposes of this definition, a "Subsidiary"), (ii) the Company or its Subsidiaries, or (iii) any Person in connection with a "Non-Control Transaction" (as hereinafter defined);

                 (2) The individuals who, as of January 30, 1996 are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least two-thirds of the members of the Board; provided, however, that if the election, or nomination for election by the Company's common shareholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Plan, be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

                 (3)  Approval by shareholders of the Company of:

                      (i) A merger, consolidation or reorganization involving the Company, unless such merger, consolidation or reorganization is a "Non-Control Transaction." A "Non-Control Transaction" shall mean a merger, consolidation or reorganization of the Company where:

                            (A)  the shareholders of the Company,
                                 immediately before such merger,
                                 consolidation or reorganization, own
                                 directly or indirectly immediately
                                 following such merger, consolidation or
                                 reorganization, at least seventy
                                 percent (70%) of the combined voting
                                 power of the outstanding Voting
                                 Securities of the corporation resulting
                                 from such merger or consolidation or
                                 reorganization (the "Surviving
                                 Corporation") in substantially the same
                                 proportion as their ownership of the
                                 Voting Securities immediately before
                                 such merger, consolidation or
                                 reorganization.

                            (B)  the individuals who were members of the
                                 Incumbent Board immediately prior to
                                 the execution of the agreement
                                 providing for such merger,
                                 consolidation or reorganization
                                 constitute at least two-thirds of the
                                 members of the board of directors of
                                 the Surviving Corporation, or a
                                 corporation beneficially directly or
                                 indirectly owning a majority of the
                                 Voting Securities of the Surviving
                                 Corporation, and

                            (C)  no Person other than (i) the Company,
                                 (ii) any Subsidiary, (iii) any employee
                                 benefit plan (or any trust forming a
                                 part thereof) maintained by the
                                 Company, the Surviving Corporation, or
                                 any Subsidiary, or (iv) any Person who,
                                 immediately prior to such merger,
                                 consolidation or reorganization had
                                 Beneficial Ownership of thirty percent
                                 (30%) or more of the then outstanding
                                 Voting Securities), has Beneficial
                                 Ownership of thirty percent (30%) or
                                 more of the combined voting power of
                                 the Surviving Corporation's then
                                 outstanding Voting Securities.

                      (ii) A complete liquidation or dissolution of the Company; or

                     (iii)  An agreement for the sale or other
                            disposition of all or substantially all of the assets of the Company to any Person other than (x) a transfer to a Subsidiary or
                            (y) a sale or transfer of a Subsidiary by the Company except if such sale or transfer would be a sale or other disposition of all or substantially all of the assets of the Company.

                 (4) Notwithstanding the foregoing, (i) a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the then outstanding Common Stock as a result of the acquisition of Common Stock by the Company which, by reducing the number of shares of Common Stock then outstanding, increases the proportional number of shares Beneficially Owned by the Subject Persons, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Common Stock by the Company, and after such stock acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Common Stock which increases the percentage of the then outstanding Common Stock Beneficially Owned by the Subject Person, then a Change in Control shall occur; and (ii) a Change in Control shall not be deemed to occur unless and until all regulatory approvals required to effect a Change in Control of the Company have been obtained.

                 "EFFECTIVE DATE" shall mean the first date on which a Change in Control occurs. The Effective Date does not occur and no benefits shall be paid under this Agreement if for any reason the Executive is not an employee of the Company on the day prior to the Effective Date.

                 "EMPLOYMENT TERM" shall mean a term of employment with the Company which shall commence on the Effective Date and which shall expire on the third anniversary of the Effective Date; provided, however, that the Employment Term shall in no event extend beyond the first day of the month following the month in which the Executive attains age sixty-five (65).

                 "GOOD CAUSE" means those events or conditions described in paragraph 8(c)(i) through (vi) below.

                 "NOTICE OF TERMINATION" shall mean a notice which indicates the specific termination provision in this Agreement, if any, relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of Executive's employment under the provisions so indicated. Any purported termination by the Company or Executive shall be communicated by written notice of termination to the other.

                 "PENSION EQUALIZATION PLAN" is the Company's pension equalization plan as amended and restated effective January 27, 1995, and as amended from time to time thereafter prior to the Effetive Date.

                 "PENSION PLAN" is the Company's tax qualified defined benefit pension plan as amended and restated effective October 1, 1989, and as amended from time to time thereafter prior to the Effective Date.

                 "REMAINING TERM" shall mean that period of time measured from the Termination Date through the end of the Employment Term.

                 "TERMINATION DATE" shall mean the date subsequent to a Change in Control that the Executive's employment with the Company terminates.

                 "WELFARE BENEFITS" shall mean the Black Hills Corporation Medical and Dental Plan, the Black Hills Corporation Flexible Benefit Plan, and the Black Hills Corporation Employee Life and Long-Term Disability Plan as the plans and the terms and conditions thereof exist on the day prior to the Effective Date.


            3.   EMPLOYMENT.

            Subject to the provisions of Section 8 hereof, during the Employment Term, the Company agrees to continue to employ the Executive and the Executive agrees to remain in the employ of the Company. During the Employment Term, the Executive shall be employed as the Vice President - Administration of the Company or in such executive capacity as may be mutually agreed to in writing by the parties. Executive shall perform the duties, undertake the responsibilities and exercise the authority customarily performed, undertaken and exercised by persons situated in a similar executive capacity.

            During the Employment Term, excluding periods of vacation and sick leave to which Executive is entitled, Executive agrees to devote reasonable attention and time during usual business hours to the business and affairs of the Company to the extent necessary to discharge the responsibilities assigned to Executive hereunder. It is expressly understood and agreed that to the extent that any outside activities have been conducted by Executive prior to the Effective Date, the continued conduct of such activities (or the conduct of activities similar in nature and scope thereto) subsequent to the Effective Date shall not thereafter be deemed to interfere with the performance of Executive's responsibilities to the Company.

            4.   COMPENSATION.

            During the Employment Term, the Company agrees to pay or cause to be paid to Executive annual compensation at a rate at least equal to the highest rate of the Executive's annual compensation as in effect at any time within one year preceding the Effective Date, and as may be increased from time to time. Such annual compensation shall be payable in accordance with the Company's customary practices applicable to its executives. For purposes of this Agreement, "annual compensation" shall mean all compensation paid to the Executive by the Company during a calendar year, which amounts are includable in the gross income of the Executive for federal income tax purposes, including, but not limited to, overtime, bonus, commission or incentive compensation ("Annual Compensation").

            5.   EMPLOYEE WELFARE AND PENSION BENEFITS.

            During the Employment Term, the Company shall provide to the Executive the Welfare Benefits and the Pension Plan or other substantially similar employee welfare and pension benefits, but in no event on a basis less favorable in terms of benefit levels and coverage than the Welfare Benefits and the Pension Plan.

            6.   PENSION EQUALIZATION PLAN.
            During the Employment Term, the Company shall continue to provide to Executive coverage and participation under the Pension Equalization Plan or a substantially similar supplemental retirement plan, but in no event on a basis less favorable in terms of benefit levels and coverage than the Pension
       Equalization Plan.

            7.   OTHER BENEFITS.

                 (a) Fringe Benefits, Perquisites, Vacation and Sick Leave. During the Employment Term, Executive shall be entitled to all fringe benefits, perquisites, vacation and sick leave generally made available by the Company to its executives. Unless otherwise provided herein, the fringe benefits, perquisites, vacation and sick leave provided to Executive shall be on the same basis and terms as other similarly situated executives of the Company, but in no event shall be less favorable than the most favorable fringe benefits, perquisites, vacation and sick leave applicable to Executive at any time within one year preceding the Effective Date, or if more favorable, at any time thereafter.

                 (b) Expenses. Executive shall be entitled to receive prompt reimbursement of all expenses reasonably incurred by him in connection with the performance of his duties hereunder or for promoting, pursuing or otherwise furthering the business or interests of the Company.

            8.   TERMINATION.

            During the Employment Term, Executive's employment hereunder may be terminated under the following circumstances:

                 (a) Cause. The Company may terminate Executive's employment for "Cause." A termination of employment is for "Cause" if Executive (1) has been convicted of a felony or (2) intentionally engaged in conduct which is demonstrably and materially injurious to the Company, monetarily or otherwise; provided, however, that no termination of Executive's employment shall be for Cause as set forth in clause (2) above until (i) there shall have been delivered to Executive a copy of a written notice setting forth that Executive was guilty of the conduct set forth in clause (2) and specifying the particulars thereof in detail, and (ii) Executive shall have been provided an opportunity to be heard by the Board (with the assistance of Executive's counsel if Executive so desires). No act, nor failure to act, on Executive's part shall be considered "intentional" unless he has acted, or failed to act, with an absence of good faith and without a reasonable belief that his action or failure to act was in the best interest of the Company. Notwithstanding anything contained in this Agreement to the contrary, no failure to perform by Executive after a Notice of Termination is given by Executive shall constitute Cause for purposes of this Agreement.

                 (b) Disability. The Company may terminate Executive's employment after having established Executive's Disability. For purposes of this Agreement, "Disability" means a physical or mental infirmity which impairs Executive's ability to substantially perform his duties under this Agreement which continues for a period of at least one hundred eighty (180) consecutive days to be determined by a physician selected by Company and acceptable to Executive. Executive shall be entitled to the compensation and benefits provided for under this Agreement for any period during Employment Term and prior to the establishment of Executive's Disability during which Executive is unable to work due to a physical or mental infirmity. Notwithstanding anything contained in this Agreement to the contrary, until the Termination Date specified in a Notice of Termination relating to Executive's Disability, Executive shall be entitled to return to his position with the Company as set forth in this Agreement in which event no Disability of Executive will be deemed to have occurred.

                 (c) Good Reason. During the Employment Term, the Executive may terminate his employment for "Good Reason." For purposes of this Agreement, "Good Reason" shall mean the occurrence after the Effective Date of any of the events or conditions described below:

                      (i) a change in the Executive's status, title, position or responsibilities (including reporting responsibilities), which, in the Executive's reasonable judgment, represent an adverse change from his status, title, position or responsibilities as in effect prior to the Effective Date or any other action by the Company which results in a diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated, unsubstantial and inadvertent action not taken in bad faith and which is remedied by the Company promptly after receipt of notice thereof by Executive;

                      (ii)  a reduction in the Executive's Annual
                 Compensation as defined in paragraph 4 or any failure to pay the Executive any compensation or benefits to which he is entitled within seven (7) days of the date due;

                      (iii) any material breach by the Company of any
                 provision of this Agreement, including, but not limited to, the Company's failure to provide the Employee Welfare and Pension Benefits and Pension Equalization Plan as set forth in paragraphs 5 and 6 above;

                      (iv) The Company's requiring the Executive to be based outside a 50-mile radius from Rapid City, South Dakota, except for reasonably required travel on the Company's business which is not substantially greater than such travel requirements prior to the Effective Date;

                      (v) Any purported termination of the Executive's employment for Cause by the Company which does not comply with the terms of Section 8(a) above; or

                      (vi) The failure of the Company to obtain an agreement, satisfactory to the Executive, from any successor or assign of the Company to assume and agree to perform this Agreement, as contemplated in Section 12 hereof.

                 (d) Voluntary Termination. The Executive may voluntarily terminate his employment hereunder at any time.

            9.   COMPENSATION UPON TERMINATION.

            Upon termination of Executive's employment during the Employment Term, Executive shall be entitled to the following benefits:

                 (a) If Executive's employment with the Company shall be terminated (i) by the Company for Cause or Disability, or
       (ii) by reason of Executive's death, or (iii) by Executive without "Good Reason," the Company shall pay Executive all amounts earned or accrued through the Termination Date but not paid as of the Termination Date, including all Annual Compensation, reimbursement for reasonable and necessary expenses incurred by Executive on behalf of the Company during the period ending on the Termination Date, vacation pay and sick leave (collectively "Accrued Compensation").

                 (b) If the Executive's employment with the Company shall be terminated (other than by reason of death) (i) by the Company other than for Cause or Disability, or (ii) by Executive for Good Reason, Executive shall be entitled to the following:

                      (i) The Company shall pay Executive all Accrued Compensation;

                      (ii) The Company shall pay Executive as severance pay and in lieu of any further compensation for periods subsequent to the Termination Date an amount in cash equal to (w) 2.99 times (x) the Executive's average Annual Compensation for the most recent five taxable years ending prior to the Change in Control times (y) a ratio, the numerator of which shall be the number of months in the Remaining Term (a partial month being considered a full month) and the denominator of which shall be the number of months in the Employment Term times (z) a ratio, the numerator of which shall be the number of months in the Employment Term and the denominator of which shall be 36 months;

                      (iii) During the "Remaining Term," the Company
                 shall at its expense continue on behalf of Executive and his dependents and beneficiaries the Welfare Benefits or similar benefits no less favorable than the benefit levels and coverages provided in the Welfare Benefits; provided, however, that the Company's obligation with respect to the foregoing benefits shall be limited to the extent that Executive obtains any such benefits pursuant to a subsequent employer's benefit plans, in which case the Company may reduce the coverage of any benefits it is required to provide Executive hereunder so long as the aggregate coverages and benefits of the combined benefit plans is no less favorable to Executive than the Welfare Benefits;

                      (iv) Executive shall be entitled to an amount of credited service for vesting purposes under the Pension Equalization Plan equal to the period of time in the Remaining Term, and it shall be assumed for purposes of determining benefits under the Pension Equalization Plan, that Executive's employment continued during the Remaining Term at the compensation level provided for in Section 4 above. In addition, the Executive shall be entitled to a supplemental Pension Plan benefit, which shall be the excess, if any, of (x) the amount that Executive would have been entitled to receive under the Pension Plan as if (i) Executive received additional credited service under the Pension Plan for the Remaining Term and (ii) Executive's Annual Compensation as defined in Section 4 above remained in effect during the Remaining Term over (y) the amount that Executive will actually receive under the Pension Plan. This supplemental benefit shall be determined using the same factors, actuarial or otherwise, as used in determining Executive's Pension Plan benefit and shall be payable at like terms and in like manner as the Pension Plan benefit. This supplemental benefit is not payable unless and until the Executive receives Pension Plan benefits.

            10.  OFFSET.

            Executive shall not be required to mitigate the amount of any payment provided for in this Agreement by seeking other employment or otherwise, and except as provided in Section 9(b)(iii), such payments shall not be reduced whether or not Executive obtains other employment.

            11.  TAX EFFECT.

            Notwithstanding anything contained in this Agreement to the contrary, if any payment received or to be received by Executive pursuant to the terms of this Agreement or otherwise and in connection with, or arising out of, Executive's employment with the Company or a Change in Control ("Total Payments"), would not be deductible by the Company (in whole or in part) as the result of Section 280G of the Internal Revenue Code (the "Code"), the amount determined under Section 9(b)(ii) shall be reduced until no portion of the Total Payments is not nondeductible.

            For purposes of determining whether any of the Total Payments would not be deductible by the Company (1) Total Payments will be treated as "Parachute Payments" within the meaning of Section 280G(b)(2) of the Code and all Parachute Payments in excess of the base amount within the meaning of
       Section 280G(b)(3) will be treated as nondeductible unless, in the opinion of tax counsel selected by the Company's independent auditors and acceptable to Executive, such Total Payments (in whole or in part) are not Parachute Payments, or such Parachute Payments in excess of the base amount (in whole or in part) are otherwise not nondeductible and (2) the value of any noncash benefits or any deferred payment or benefit will be determined by the Company's independent auditors in accordance with Section 280G(d)(3) and (4) of the Code.

            12.  SUCCESSORS AND ASSIGNS.

            This Agreement shall be binding upon and shall inure to the benefit of the Company, its successors and assigns and the Company shall require any successor or assign to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession or assignment had taken place. The term "Company" as used herein shall include such successors and assigns. The term "successors and assigns" as used herein shall mean a corporation or other entity acquiring all or substantially all the assets and business of the Company (including this Agreement) whether by operation of law or otherwise.

            Neither this Agreement nor any right or interest hereunder shall be assignable or transferable by the Executive, his beneficiaries or legal representatives, except by will or by the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Executive's legal personal representative.

            13.  FEES AND EXPENSES.

            The Company shall pay all legal fees and related expenses (including the costs of experts, evidence and counsel) incurred by the Executive subsequent to the Effective Date as they become due as a result of the Executive seeking to obtain or enforce any right or benefit provided by this Agreement.

            14.  NOTICE.

            For the purposes of this Agreement, notices and all other communications provided for in the Agreement (including the Notice of Termination) shall be in writing and shall be deemed to have been duly given when personally delivered or sent by certified mail, return receipt requested, postage prepaid, addressed to the respective addresses last given by each party to the other. All notices and communications shall be deemed to have been received on the date of delivery thereof or on the third business day after the mailing thereof, except that notice of change of address shall be effective only upon receipt.

            15.  NONEXCLUSIVITY OF RIGHTS.

            Nothing in this Agreement shall prevent or limit Executive's continuing or future participation in any benefit, bonus, incentive or other plan or program provided by the Company or any of its subsidiaries and for which Executive may qualify, nor shall anything herein limit or reduce such rights as Executive may have under any other agreements with the Company or any of its subsidiaries. Amounts which are vested benefits or which Executive is otherwise entitled to receive under any plan or program of the Company or any of its subsidiaries shall be payable in accordance with such plan or program, except as explicitly modified by this Agreement.

            16.  MISCELLANEOUS.

            No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing and signed by Executive and the Company. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreement or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not expressly set forth in this Agreement.

            17.  GOVERNING LAW.

            This Agreement shall be governed by and construed and enforced in accordance with the laws of the state of South
       Dakota.

            20.  SEVERABILITY.

            The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

            18.  NO GUARANTEED EMPLOYMENT.

            Executive and the Company acknowledge that, except as may otherwise be provided under any other written agreement between Executive and the Company, the employment of Executive by the Company is "at will" and, prior to the Effective Date, may be terminated by either Executive or the Company at any time. Moreover, if prior to the Effective Date, Executive's employment with the Company terminates, Executive shall have no further rights under this Agreement.

            19.  ENTIRE AGREEMENT.

            This Agreement constitutes the entire agreement between the parties hereto and supersedes all prior agreements, if any, understandings and arrangements, oral or written, between the parties hereto with respect to the subject matter hereof.

            Dated the day and year first above written.

                                       BLACK HILLS CORPORATION



                                       By /c/Daniel P. Landguth
                                       Chairman, President and Chief Executive

       ATTEST:


       /c/Roxann R. Basham
       Secretary and Treasurer

                                       By /c/James M. Mattern
                                       Executive

                          CHANGE IN CONTROL AGREEMENT


            This Change in Control Agreement ("Agreement") dated as of January 30, 1996, is entered into by and between Black
       Hills Corporation ("Company") and Thomas M. Ohlmacher, Vice President - Power Supply ("Executive").

            1.   RECITALS.

            The Board of Directors of the Company ("Board") has determined that it is in the best interests of the Company and its shareholders to encourage the Executive's full attention and dedication to the Company currently and in the event of any threatened or pending Change in Control (as defined below). Therefore, in order to accomplish these objectives, the Board has caused the Company to enter into this Agreement.

            2.   CERTAIN DEFINITIONS.

                 "CHANGE IN CONTROL" shall mean any of the following events:

                 (1) An acquisition (other than directly from the Company) of any common stock of the Company (the "Common Stock") by any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of thirty percent (30%) or more of the Common Stock of the Company; provided, however, in determining whether a Change in Control has occurred, Common Stock which is acquired in a "Non-Control Acquisition" (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A "Non-Control Acquisition" shall mean an acquisition by (i) an employee benefit plan (or a trust forming a part thereof) maintained by
                      (A) the Company or (B) any corporation or other Person of which a majority of its voting power or its voting equity securities ("Voting Securities") or equity interest is owned, directly or indirectly, by the Company (for purposes of this definition, a "Subsidiary"), (ii) the Company or its Subsidiaries, or (iii) any Person in connection with a "Non-Control Transaction" (as hereinafter defined);

                 (2) The individuals who, as of January 30, 1996 are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least two-thirds of the members of the Board; provided, however, that if the election, or nomination for election by the Company's common shareholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Plan, be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

                 (3)  Approval by shareholders of the Company of:

                      (i) A merger, consolidation or reorganization involving the Company, unless such merger, consolidation or reorganization is a "Non-Control Transaction." A "Non-Control Transaction" shall mean a merger, consolidation or reorganization of the Company where:

                            (A)  the shareholders of the Company,
                                 immediately before such merger,
                                 consolidation or reorganization, own
                                 directly or indirectly immediately
                                 following such merger, consolidation or
                                 reorganization, at least seventy
                                 percent (70%) of the combined voting
                                 power of the outstanding Voting
                                 Securities of the corporation resulting
                                 from such merger or consolidation or
                                 reorganization (the "Surviving
                                 Corporation") in substantially the same
                                 proportion as their ownership of the
                                 Voting Securities immediately before
                                 such merger, consolidation or
                                 reorganization.

                            (B)  the individuals who were members of the
                                 Incumbent Board immediately prior to
                                 the execution of the agreement
                                 providing for such merger,
                                 consolidation or reorganization
                                 constitute at least two-thirds of the
                                 members of the board of directors of
                                 the Surviving Corporation, or a
                                 corporation beneficially directly or
                                 indirectly owning a majority of the
                                 Voting Securities of the Surviving
                                 Corporation, and

                            (C)  no Person other than (i) the Company,
                                 (ii) any Subsidiary, (iii) any employee
                                 benefit plan (or any trust forming a
                                 part thereof) maintained by the
                                 Company, the Surviving Corporation, or
                                 any Subsidiary, or (iv) any Person who,
                                 immediately prior to such merger,
                                 consolidation or reorganization had
                                 Beneficial Ownership of thirty percent
                                 (30%) or more of the then outstanding
                                 Voting Securities), has Beneficial
                                 Ownership of thirty percent (30%) or
                                 more of the combined voting power of
                                 the Surviving Corporation's then
                                 outstanding Voting Securities.

                      (ii) A complete liquidation or dissolution of the Company; or

                     (iii)  An agreement for the sale or other
                            disposition of all or substantially all of the assets of the Company to any Person other than (x) a transfer to a Subsidiary or
                            (y) a sale or transfer of a Subsidiary by the Company except if such sale or transfer would be a sale or other disposition of all or substantially all of the assets of the Company.

                 (4) Notwithstanding the foregoing, (i) a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the then outstanding Common Stock as a result of the acquisition of Common Stock by the Company which, by reducing the number of shares of Common Stock then outstanding, increases the proportional number of shares Beneficially Owned by the Subject Persons, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Common Stock by the Company, and after such stock acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Common Stock which increases the percentage of the then outstanding Common Stock Beneficially Owned by the Subject Person, then a Change in Control shall occur; and (ii) a Change in Control shall not be deemed to occur unless and until all regulatory approvals required to effect a Change in Control of the Company have been obtained.

                 "EFFECTIVE DATE" shall mean the first date on which a Change in Control occurs. The Effective Date does not occur and no benefits shall be paid under this Agreement if for any reason the Executive is not an employee of the Company on the day prior to the Effective Date.

                 "EMPLOYMENT TERM" shall mean a term of employment with the Company which shall commence on the Effective Date and which shall expire on the third anniversary of the Effective Date; provided, however, that the Employment Term shall in no event extend beyond the first day of the month following the month in which the Executive attains age sixty-five (65).

                 "GOOD CAUSE" means those events or conditions described in paragraph 8(c)(i) through (vi) below.

                 "NOTICE OF TERMINATION" shall mean a notice which indicates the specific termination provision in this Agreement, if any, relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of Executive's employment under the provisions so indicated. Any purported termination by the Company or Executive shall be communicated by written notice of termination to the other.

                 "PENSION EQUALIZATION PLAN" is the Company's pension equalization plan as amended and restated effective January 27, 1995, and as amended from time to time thereafter prior to the Effetive Date.

                 "PENSION PLAN" is the Company's tax qualified defined benefit pension plan as amended and restated effective October 1, 1989, and as amended from time to time thereafter prior to the Effective Date.

                 "REMAINING TERM" shall mean that period of time measured from the Termination Date through the end of the Employment Term.

                 "TERMINATION DATE" shall mean the date subsequent to a Change in Control that the Executive's employment with the Company terminates.

                 "WELFARE BENEFITS" shall mean the Black Hills Corporation Medical and Dental Plan, the Black Hills Corporation Flexible Benefit Plan, and the Black Hills Corporation Employee Life and Long-Term Disability Plan as the plans and the terms and conditions thereof exist on the day prior to the Effective Date.


            3.   EMPLOYMENT.

            Subject to the provisions of Section 8 hereof, during the Employment Term, the Company agrees to continue to employ the Executive and the Executive agrees to remain in the employ of the Company. During the Employment Term, the Executive shall be employed as the Vice President - Power Supply of the Company or in such executive capacity as may be mutually agreed to in writing by the parties. Executive shall perform the duties, undertake the responsibilities and exercise the authority customarily performed, undertaken and exercised by persons situated in a similar executive capacity.

            During the Employment Term, excluding periods of vacation and sick leave to which Executive is entitled, Executive agrees to devote reasonable attention and time during usual business hours to the business and affairs of the Company to the extent necessary to discharge the responsibilities assigned to Executive hereunder. It is expressly understood and agreed that to the extent that any outside activities have been conducted by Executive prior to the Effective Date, the continued conduct of such activities (or the conduct of activities similar in nature and scope thereto) subsequent to the Effective Date shall not thereafter be deemed to interfere with the performance of Executive's responsibilities to the Company.

            4.   COMPENSATION.

            During the Employment Term, the Company agrees to pay or cause to be paid to Executive annual compensation at a rate at least equal to the highest rate of the Executive's annual compensation as in effect at any time within one year preceding the Effective Date, and as may be increased from time to time. Such annual compensation shall be payable in accordance with the Company's customary practices applicable to its executives. For purposes of this Agreement, "annual compensation" shall mean all compensation paid to the Executive by the Company during a calendar year, which amounts are includable in the gross income of the Executive for federal income tax purposes, including, but not limited to, overtime, bonus, commission or incentive compensation ("Annual Compensation").

            5.   EMPLOYEE WELFARE AND PENSION BENEFITS.

            During the Employment Term, the Company shall provide to the Executive the Welfare Benefits and the Pension Plan or other substantially similar employee welfare and pension benefits, but in no event on a basis less favorable in terms of benefit levels and coverage than the Welfare Benefits and the Pension Plan.

            6.   PENSION EQUALIZATION PLAN.

            During the Employment Term, the Company shall continue to provide to Executive coverage and participation under the Pension Equalization Plan or a substantially similar supplemental retirement plan, but in no event on a basis less favorable in terms of benefit levels and coverage than the Pension
       Equalization Plan.

            7.   OTHER BENEFITS.

                 (a) Fringe Benefits, Perquisites, Vacation and Sick Leave. During the Employment Term, Executive shall be entitled to all fringe benefits, perquisites, vacation and sick leave generally made available by the Company to its executives. Unless otherwise provided herein, the fringe benefits, perquisites, vacation and sick leave provided to Executive shall be on the same basis and terms as other similarly situated executives of the Company, but in no event shall be less favorable than the most favorable fringe benefits, perquisites, vacation and sick leave applicable to Executive at any time within one year preceding the Effective Date, or if more favorable, at any time thereafter.

                 (b) Expenses. Executive shall be entitled to receive prompt reimbursement of all expenses reasonably incurred by him in connection with the performance of his duties hereunder or for promoting, pursuing or otherwise furthering the business or interests of the Company.

            8.   TERMINATION.

            During the Employment Term, Executive's employment hereunder may be terminated under the following circumstances:

                 (a) Cause. The Company may terminate Executive's employment for "Cause." A termination of employment is for "Cause" if Executive (1) has been convicted of a felony or (2) intentionally engaged in conduct which is demonstrably and materially injurious to the Company, monetarily or otherwise; provided, however, that no termination of Executive's employment shall be for Cause as set forth in clause (2) above until (i) there shall have been delivered to Executive a copy of a written notice setting forth that Executive was guilty of the conduct set forth in clause (2) and specifying the particulars thereof in detail, and (ii) Executive shall have been provided an opportunity to be heard by the Board (with the assistance of Executive's counsel if Executive so desires). No act, nor failure to act, on Executive's part shall be considered "intentional" unless he has acted, or failed to act, with an absence of good faith and without a reasonable belief that his action or failure to act was in the best interest of the Company. Notwithstanding anything contained in this Agreement to the contrary, no failure to perform by Executive after a Notice of Termination is given by Executive shall constitute Cause for purposes of this Agreement.

                 (b) Disability. The Company may terminate Executive's employment after having established Executive's Disability. For purposes of this Agreement, "Disability" means a physical or mental infirmity which impairs Executive's ability to substantially perform his duties under this Agreement which continues for a period of at least one hundred eighty (180) consecutive days to be determined by a physician selected by Company and acceptable to Executive. Executive shall be entitled to the compensation and benefits provided for under this Agreement for any period during Employment Term and prior to the establishment of Executive's Disability during which Executive is unable to work due to a physical or mental infirmity. Notwithstanding anything contained in this Agreement to the contrary, until the Termination Date specified in a Notice of Termination relating to Executive's Disability, Executive shall be entitled to return to his position with the Company as set forth in this Agreement in which event no Disability of Executive will be deemed to have occurred.

                 (c) Good Reason. During the Employment Term, the Executive may terminate his employment for "Good Reason." For purposes of this Agreement, "Good Reason" shall mean the occurrence after the Effective Date of any of the events or conditions described below:

                      (i) a change in the Executive's status, title, position or responsibilities (including reporting responsibilities), which, in the Executive's reasonable judgment, represent an adverse change from his status, title, position or responsibilities as in effect prior to the Effective Date or any other action by the Company which results in a diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated, unsubstantial and inadvertent action not taken in bad faith and which is remedied by the Company promptly after receipt of notice thereof by Executive;

                      (ii)  a reduction in the Executive's Annual
                 Compensation as defined in paragraph 4 or any failure to pay the Executive any compensation or benefits to which he is entitled within seven (7) days of the date due;

                      (iii) any material breach by the Company of any
                 provision of this Agreement, including, but not limited to, the Company's failure to provide the Employee Welfare and Pension Benefits and Pension Equalization Plan as set forth in paragraphs 5 and 6 above;

                      (iv) The Company's requiring the Executive to be based outside a 50-mile radius from Rapid City, South Dakota, except for reasonably required travel on the Company's business which is not substantially greater than such travel requirements prior to the Effective Date;

                      (v) Any purported termination of the Executive's employment for Cause by the Company which does not comply with the terms of Section 8(a) above; or

                      (vi) The failure of the Company to obtain an agreement, satisfactory to the Executive, from any successor or assign of the Company to assume and agree to perform this Agreement, as contemplated in Section 12 hereof.

                 (d) Voluntary Termination. The Executive may voluntarily terminate his employment hereunder at any time.

            9.   COMPENSATION UPON TERMINATION.

            Upon termination of Executive's employment during the Employment Term, Executive shall be entitled to the following benefits:

                 (a) If Executive's employment with the Company shall be terminated (i) by the Company for Cause or Disability, or
       (ii) by reason of Executive's death, or (iii) by Executive without "Good Reason," the Company shall pay Executive all amounts earned or accrued through the Termination Date but not paid as of the Termination Date, including all Annual Compensation, reimbursement for reasonable and necessary expenses incurred by Executive on behalf of the Company during the period ending on the Termination Date, vacation pay and sick leave (collectively "Accrued Compensation").

                 (b) If the Executive's employment with the Company shall be terminated (other than by reason of death) (i) by the Company other than for Cause or Disability, or (ii) by Executive for Good Reason, Executive shall be entitled to the following:

                      (i) The Company shall pay Executive all Accrued Compensation;

                      (ii) The Company shall pay Executive as severance pay and in lieu of any further compensation for periods subsequent to the Termination Date an amount in cash equal to (w) 2.99 times (x) the Executive's average Annual Compensation for the most recent five taxable years ending prior to the Change in Control times (y) a ratio, the numerator of which shall be the number of months in the Remaining Term (a partial month being considered a full month) and the denominator of which shall be the number of months in the Employment Term times (z) a ratio, the numerator of which shall be the number of months in the Employment Term and the denominator of which shall be 36 months;

                      (iii) During the "Remaining Term," the Company
                 shall at its expense continue on behalf of Executive and his dependents and beneficiaries the Welfare Benefits or similar benefits no less favorable than the benefit levels and coverages provided in the Welfare Benefits; provided, however, that the Company's obligation with respect to the foregoing benefits shall be limited to the extent that Executive obtains any such benefits pursuant to a subsequent employer's benefit plans, in which case the Company may reduce the coverage of any benefits it is required to provide Executive hereunder so long as the aggregate coverages and benefits of the combined benefit plans is no less favorable to Executive than the Welfare Benefits;

                      (iv) Executive shall be entitled to an amount of credited service for vesting purposes under the Pension Equalization Plan equal to the period of time in the Remaining Term, and it shall be assumed for purposes of determining benefits under the Pension Equalization Plan, that Executive's employment continued during the Remaining Term at the compensation level provided for in Section 4 above. In addition, the Executive shall be entitled to a supplemental Pension Plan benefit, which shall be the excess, if any, of (x) the amount that Executive would have been entitled to receive under the Pension Plan as if (i) Executive received additional credited service under the Pension Plan for the Remaining Term and (ii) Executive's Annual Compensation as defined in Section 4 above remained in effect during the Remaining Term over (y) the amount that Executive will actually receive under the Pension Plan. This supplemental benefit shall be determined using the same factors, actuarial or otherwise, as used in determining Executive's Pension Plan benefit and shall be payable at like terms and in like manner as the Pension Plan benefit. This supplemental benefit is not payable unless and until the Executive receives Pension Plan benefits.

            10.  OFFSET.

            Executive shall not be required to mitigate the amount of any payment provided for in this Agreement by seeking other employment or otherwise, and except as provided in Section 9(b)(iii), such payments shall not be reduced whether or not Executive obtains other employment.

            11.  TAX EFFECT.

            Notwithstanding anything contained in this Agreement to the contrary, if any payment received or to be received by Executive pursuant to the terms of this Agreement or otherwise and in connection with, or arising out of, Executive's employment with the Company or a Change in Control ("Total Payments"), would not be deductible by the Company (in whole or in part) as the result of Section 280G of the Internal Revenue Code (the "Code"), the amount determined under Section 9(b)(ii) shall be reduced until no portion of the Total Payments is not nondeductible.

            For purposes of determining whether any of the Total Payments would not be deductible by the Company (1) Total Payments will be treated as "Parachute Payments" within the meaning of Section 280G(b)(2) of the Code and all Parachute Payments in excess of the base amount within the meaning of
       Section 280G(b)(3) will be treated as nondeductible unless, in the opinion of tax counsel selected by the Company's independent auditors and acceptable to Executive, such Total Payments (in whole or in part) are not Parachute Payments, or such Parachute Payments in excess of the base amount (in whole or in part) are otherwise not nondeductible and (2) the value of any noncash benefits or any deferred payment or benefit will be determined by the Company's independent auditors in accordance with Section 280G(d)(3) and (4) of the Code.

            12.  SUCCESSORS AND ASSIGNS.

            This Agreement shall be binding upon and shall inure to the benefit of the Company, its successors and assigns and the Company shall require any successor or assign to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession or assignment had taken place. The term "Company" as used herein shall include such successors and assigns. The term "successors and assigns" as used herein shall mean a corporation or other entity acquiring all or substantially all the assets and business of the Company (including this Agreement) whether by operation of law or otherwise.

            Neither this Agreement nor any right or interest hereunder shall be assignable or transferable by the Executive, his beneficiaries or legal representatives, except by will or by the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Executive's legal personal representative.

            13.  FEES AND EXPENSES.

            The Company shall pay all legal fees and related expenses (including the costs of experts, evidence and counsel) incurred by the Executive subsequent to the Effective Date as they become due as a result of the Executive seeking to obtain or enforce any right or benefit provided by this Agreement.

            14.  NOTICE.

            For the purposes of this Agreement, notices and all other communications provided for in the Agreement (including the Notice of Termination) shall be in writing and shall be deemed to have been duly given when personally delivered or sent by certified mail, return receipt requested, postage prepaid, addressed to the respective addresses last given by each party to the other. All notices and communications shall be deemed to have been received on the date of delivery thereof or on the third business day after the mailing thereof, except that notice of change of address shall be effective only upon receipt.

            15.  NONEXCLUSIVITY OF RIGHTS.

            Nothing in this Agreement shall prevent or limit Executive's continuing or future participation in any benefit, bonus, incentive or other plan or program provided by the Company or any of its subsidiaries and for which Executive may qualify, nor shall anything herein limit or reduce such rights as Executive may have under any other agreements with the Company or any of its subsidiaries. Amounts which are vested benefits or which Executive is otherwise entitled to receive under any plan or program of the Company or any of its subsidiaries shall be payable in accordance with such plan or program, except as explicitly modified by this Agreement.

            16.  MISCELLANEOUS.

            No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing and signed by Executive and the Company. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreement or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not expressly set forth in this Agreement.

            17.  GOVERNING LAW.

            This Agreement shall be governed by and construed and enforced in accordance with the laws of the state of South
       Dakota.

            20.  SEVERABILITY.

            The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

            18.  NO GUARANTEED EMPLOYMENT.

            Executive and the Company acknowledge that, except as may otherwise be provided under any other written agreement between Executive and the Company, the employment of Executive by the Company is "at will" and, prior to the Effective Date, may be terminated by either Executive or the Company at any time. Moreover, if prior to the Effective Date, Executive's employment with the Company terminates, Executive shall have no further rights under this Agreement.

            19.  ENTIRE AGREEMENT.

            This Agreement constitutes the entire agreement between the parties hereto and supersedes all prior agreements, if any, understandings and arrangements, oral or written, between the parties hereto with respect to the subject matter hereof.

            Dated the day and year first above written.

                                       BLACK HILLS CORPORATION



                                       By /c/Daniel P. Landguth
                                       Chairman, President and Chief Executive

       ATTEST:


       /c/Roxann R. Basham
       Secretary and Treasurer

                                       By /c/Thomas M. Ohlmacher
                                         Executive